UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Disciplined Value Mid Cap Fund

Annual report 3/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, Class R6, and Class ADV) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets were on pace to deliver strong returns during the 12 months ended March 31, 2020, until heightened fears over the coronavirus (COVID-19) sent markets tumbling during the last five weeks of the period. After the longest bull market in U.S. history, we're now in bear market territory.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. These steps, along with the passage of an estimated $2 trillion federal economic stimulus bill, helped lift the markets in the final two weeks of March.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
36	Report of independent registered public accounting firm
37	Tax information
38	Statement regarding liquidity risk management
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2020 (%)

Class A shares (without sales charge)1
Russell Midcap Value Index
Morningstar mid-cap value fund category average
–20.06
–24.13
–25.50
–5.11
–5.97
–6.98
–0.03
–0.76
–1.96
8.23
7.22
5.63
1 year
3 year
5 year
10 year

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 7-9-10, holders of Investor shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Returns shown prior to Class A shares' commencement dates are those of the predecessor fund's Investor shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus. The fund recently experienced negative short-term performance due to market volatility associated with the COVID-19 pandemic.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund's benchmark, the Russell Midcap Value Index, lost 24.13% during the period

Concerns about the economic impact of the coronavirus caused stocks to fall sharply in February and March, reversing all of the market's previous gains.

The fund posted a loss but outperformed its benchmark

Sector allocations and stock selection both contributed to the fund's positive relative performance.

Stock selection was the primary contributor

The fund produced the best relative performance in the consumer discretionary, industrials, and information technology sectors.

SECTOR COMPOSITION AS OF 3/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       4

Manager's discussion of fund performance

How would you describe the market environment during the 12 months ended March 31, 2020?

Stocks performed reasonably well for the majority of the reporting period, as investors were cheered by the combination of a gradual economic expansion and progress toward a resolution of the trade dispute between the United States and China. This favorable backdrop changed abruptly in mid-February, however, when the spread of the coronavirus led to a rapid deterioration in the outlook for economic growth and corporate earnings. The value style underperformed over the full year, with a particularly weak showing in the downturn. As global growth prospects became more uncertain, investors appeared to gravitate toward stocks with the perceived ability to generate rising profits even in a protracted recession.

What factors affected the fund's performance?

While the fund was affected by the macroeconomic downturn as a result of the coronavirus, it did outpace its benchmark, the Russell Mid Cap Value Index. The fund generated a strong relative performance in the consumer discretionary sector, where it benefited from having zero weightings in cruise line operators that lagged considerably once the extent of the coronavirus became known. Communication services was an additional area of strength thanks to the fund's positions in the video game companies Activision Blizzard, Inc., Electronic Arts, Inc., and NetEase, Inc., all of which rallied on expectations that consumers' increased time at home will

TOP 10 HOLDINGS AS OF 3/31/2020 (%)

Alleghany Corp.	2.0
Xcel Energy, Inc.	1.8
L3Harris Technologies, Inc.	1.6
Dover Corp.	1.5
AMETEK, Inc.	1.5
Aon PLC	1.4
Boston Properties, Inc.	1.4
Equity Residential	1.4
Huntington Bancshares, Inc.	1.3
FMC Corp.	1.3
TOTAL	15.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       5

lead to higher demand. The stock selection process also aided results in information technology, led by investments in Fidelity National Information Services, Inc., KLA Corp., and Leidos Holdings, Inc. Outside of these three sectors, Humana, Inc. and L3Harris Technologies Inc.—both of which bucked the overall trend and posted positive total returns—were key contributors.

Conversely, underweights in the utilities and consumer staples sectors detracted from results. However, we view these defensive sectors as expensive, given that most companies are trading at a significant valuation premium to the market despite their modest growth, uneven business momentum, and substandard returns on capital. Stock selection in the energy sector also cost the fund some relative performance. Positions in Marathon Petroleum Corp., Noble Energy Corp., and Apergy Corp. hurt results as the combination of increased supply and falling demand for crude oil led to a large oversupply of the commodity.

What are your broader thoughts regarding the current state of the markets?

The recent market downturn, while dramatic, also presented potential opportunities. We therefore used the sell-off to add to companies with positive cash flows, strong balance sheets, and predictable growth characteristics.

MANAGED BY

Steven L. Pollack, CFA On the fund since 2001 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985

The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-24.04	-1.05	7.67	-5.15	109.48
Class C1	-21.41	-0.78	7.52	-3.82	106.56
Class I1,2	-19.84	0.21	8.52	1.07	126.54
Class R2[1,2]	-20.14	-0.17	8.11	-0.87	118.19
Class R4[1,2]	-19.96	0.07	8.30	0.34	121.90
Class R6[1,2]	-19.72	0.32	8.56	1.63	127.40
Class ADV[1,2]	-20.06	-0.04	8.20	-0.22	119.90
Index†	-24.13	-0.76	7.22	-3.76	100.78

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.12	1.87	0.87	1.27	1.12	0.77	1.12
Net (%)	1.11	1.86	0.86	1.26	1.01	0.76	1.11

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	3-31-10	20,656	20,656	20,078
Class I1,2	3-31-10	22,654	22,654	20,078
Class R2[1,2]	3-31-10	21,819	21,819	20,078
Class R4[1,2]	3-31-10	22,190	22,190	20,078
Class R6[1,2]	3-31-10	22,740	22,740	20,078
Class ADV[1,2]	3-31-10	21,990	21,990	20,078

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class C, Class R2, Class R4, and Class R6 shares were first offered on 7-12-10, 8-15-11, 3-1-12, 7-2-13, and 9-1-11, respectively; Class I and Class ADV shares were first offered on 7-12-10. Investor shares and Institutional shares of Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) were first offered on 6-2-97. Returns shown prior to Class A and Class ADV shares' commencement dates are those of the predecessor fund's Investor shares. Returns shown prior to Class I shares' commencement date are those of the predecessor fund's Institutional shares. Returns shown prior to Class C, Class R2, Class R4, and Class R6 shares' commencement dates are those of the predecessor fund's Investor shares (prior to 7-12-10) and the fund's Class A shares (from 7-12-10), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	9

Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2019	Ending value on 3-31-2020	Expenses paid during period ended 3-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 742.30	$4.88	1.12%
	Hypothetical example	1,000.00	1,019.40	5.65	1.12%
Class C	Actual expenses/actual returns	1,000.00	739.90	8.13	1.87%
	Hypothetical example	1,000.00	1,015.70	9.42	1.87%
Class I	Actual expenses/actual returns	1,000.00	743.40	3.79	0.87%
	Hypothetical example	1,000.00	1,020.70	4.40	0.87%
Class R2	Actual expenses/actual returns	1,000.00	742.10	5.49	1.26%
	Hypothetical example	1,000.00	1,018.70	6.36	1.26%
Class R4	Actual expenses/actual returns	1,000.00	742.90	4.40	1.01%
	Hypothetical example	1,000.00	1,020.00	5.10	1.01%
Class R6	Actual expenses/actual returns	1,000.00	744.10	3.31	0.76%
	Hypothetical example	1,000.00	1,021.20	3.84	0.76%
Class ADV	Actual expenses/actual returns	1,000.00	742.50	4.88	1.12%
	Hypothetical example	1,000.00	1,019.40	5.65	1.12%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
10	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

Fund’s investments
AS OF 3-31-20
	Shares	Value
Common stocks 97.4%		$9,656,126,377
(Cost $10,061,263,287)
Communication services 3.4%		338,494,863
Entertainment 2.3%
Activision Blizzard, Inc.	1,603,921	95,401,221
Electronic Arts, Inc. (A)	719,474	72,069,711
NetEase, Inc., ADR	188,565	60,521,822
Interactive media and services 0.2%
Yelp, Inc. (A)(B)	1,006,196	18,141,714
Media 0.9%
Altice USA, Inc., Class A (A)	2,772,336	61,795,369
Omnicom Group, Inc.	556,740	30,565,026
Consumer discretionary 8.5%		839,252,983
Auto components 0.9%
Gentex Corp.	2,336,828	51,784,108
Lear Corp.	406,404	33,020,325
Hotels, restaurants and leisure 1.5%
International Game Technology PLC (B)	3,066,118	18,243,402
Las Vegas Sands Corp.	1,089,027	46,250,977
Wyndham Destinations, Inc.	1,332,009	28,904,595
Wyndham Hotels & Resorts, Inc.	797,828	25,139,560
Wynn Resorts, Ltd.	476,836	28,700,759
Household durables 1.5%
Lennar Corp., A Shares	828,308	31,641,366
Mohawk Industries, Inc. (A)	843,766	64,328,720
Whirlpool Corp. (B)	661,906	56,791,535
Internet and direct marketing retail 1.5%
eBay, Inc.	3,487,849	104,844,741
Expedia Group, Inc.	708,662	39,876,411
Multiline retail 0.3%
Dollar Tree, Inc. (A)	437,229	32,123,215
Specialty retail 2.8%
AutoZone, Inc. (A)	122,265	103,436,190
Best Buy Company, Inc.	947,437	54,003,909
Foot Locker, Inc.	1,752,843	38,650,188
Ross Stores, Inc.	508,006	44,181,282
Tractor Supply Company	441,534	37,331,700
Consumer staples 2.1%		209,743,522
Beverages 0.4%
Coca-Cola European Partners PLC	1,200,961	45,072,066
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	11

	Shares	Value
Consumer staples (continued)
Food products 1.7%
Nomad Foods, Ltd. (A)	4,298,765	$79,785,078
Tyson Foods, Inc., Class A	1,466,846	84,886,378
Energy 2.2%		217,723,895
Energy equipment and services 0.1%
Apergy Corp. (A)(B)	1,871,701	10,762,281
Oil, gas and consumable fuels 2.1%
ConocoPhillips	1,240,887	38,219,320
Marathon Petroleum Corp.	2,098,323	49,562,389
Noble Energy, Inc.	5,357,312	32,358,164
Pioneer Natural Resources Company	388,388	27,245,418
Valero Energy Corp.	1,313,411	59,576,323
Financials 18.7%		1,851,684,113
Banks 5.2%
East West Bancorp, Inc.	1,870,496	48,146,567
Fifth Third Bancorp	6,105,373	90,664,789
Huntington Bancshares, Inc.	15,932,624	130,806,843
KeyCorp	9,926,785	102,940,760
Regions Financial Corp.	3,487,544	31,283,270
Truist Financial Corp.	3,526,596	108,760,221
Capital markets 2.8%
Ameriprise Financial, Inc.	1,177,250	120,644,580
Moody's Corp.	115,802	24,492,123
Raymond James Financial, Inc.	441,707	27,915,882
State Street Corp.	774,235	41,243,498
TD Ameritrade Holding Corp.	1,750,640	60,677,182
Consumer finance 1.2%
Discover Financial Services	1,681,758	59,988,308
Navient Corp.	3,357,933	25,453,132
SLM Corp.	4,633,533	33,315,102
Insurance 9.5%
Alleghany Corp.	358,876	198,225,159
American International Group, Inc.	1,935,934	46,946,400
Aon PLC	866,710	143,041,818
Everest Re Group, Ltd.	227,655	43,805,375
Globe Life, Inc.	742,894	53,466,081
Loews Corp.	1,311,517	45,680,137
Marsh & McLennan Companies, Inc.	714,824	61,803,683
Reinsurance Group of America, Inc. (B)	1,295,157	108,974,510
The Allstate Corp.	1,026,689	94,178,182
The Progressive Corp.	999,997	73,839,778
The Travelers Companies, Inc.	418,803	41,608,078
12	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Insurance (continued)
Willis Towers Watson PLC	198,897	$33,782,655
Health care 10.9%		1,079,710,134
Health care equipment and supplies 1.2%
Boston Scientific Corp. (A)	1,377,816	44,958,136
Zimmer Biomet Holdings, Inc.	782,501	79,095,201
Health care providers and services 6.4%
AmerisourceBergen Corp.	1,221,625	108,113,813
Centene Corp. (A)	1,635,263	97,150,975
DaVita, Inc. (A)	582,398	44,297,192
Humana, Inc.	394,350	123,833,787
Laboratory Corp. of America Holdings (A)	684,000	86,450,760
McKesson Corp.	346,821	46,911,008
Molina Healthcare, Inc. (A)	330,462	46,168,846
Universal Health Services, Inc., Class B	784,396	77,717,956
Health care technology 0.5%
Change Healthcare, Inc. (A)(B)	4,746,936	47,421,891
Life sciences tools and services 2.3%
Avantor, Inc. (A)(B)	2,966,067	37,046,177
ICON PLC (A)	587,737	79,932,232
IQVIA Holdings, Inc. (A)	710,003	76,580,924
PPD, Inc. (A)(B)	1,685,202	30,013,448
Pharmaceuticals 0.5%
Jazz Pharmaceuticals PLC (A)	541,586	54,017,788
Industrials 17.9%		1,774,098,958
Aerospace and defense 3.8%
Curtiss-Wright Corp.	596,692	55,140,308
Huntington Ingalls Industries, Inc.	458,927	83,621,089
L3Harris Technologies, Inc.	861,888	155,243,267
Spirit AeroSystems Holdings, Inc., Class A	830,719	19,879,106
Textron, Inc.	2,316,163	61,772,067
Air freight and logistics 0.7%
Expeditors International of Washington, Inc.	1,002,408	66,880,662
Airlines 0.7%
Southwest Airlines Company	1,970,943	70,185,280
Building products 1.5%
Masco Corp.	1,703,112	58,876,582
Owens Corning	1,490,955	57,863,964
Trane Technologies PLC	414,843	34,261,883
Commercial services and supplies 0.1%
KAR Auction Services, Inc.	1,169,447	14,033,364
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	13

	Shares	Value
Industrials (continued)
Electrical equipment 3.8%
AMETEK, Inc.	2,055,100	$148,008,302
Eaton Corp. PLC	1,518,680	117,986,249
EnerSys	545,030	26,989,886
Hubbell, Inc.	374,030	42,916,202
Rockwell Automation, Inc.	246,097	37,138,498
Machinery 4.6%
Cummins, Inc.	431,719	58,420,215
Dover Corp.	1,795,586	150,721,489
ITT, Inc.	1,558,631	70,699,502
Oshkosh Corp.	807,127	51,922,480
PACCAR, Inc.	853,105	52,150,309
Parker-Hannifin Corp.	527,637	68,450,348
Professional services 0.7%
ManpowerGroup, Inc.	692,093	36,674,008
Robert Half International, Inc.	962,628	36,339,207
Road and rail 1.2%
Kansas City Southern (B)	963,317	122,514,656
Trading companies and distributors 0.8%
HD Supply Holdings, Inc. (A)	2,652,481	75,410,035
Information technology 12.6%		1,245,685,454
Electronic equipment, instruments and components 1.7%
Arrow Electronics, Inc. (A)	575,166	29,833,860
Flex, Ltd. (A)	3,395,720	28,439,155
TE Connectivity, Ltd.	1,773,199	111,676,072
IT services 4.4%
Amdocs, Ltd.	763,731	41,982,293
EVERTEC, Inc. (B)	1,522,985	34,617,449
Fidelity National Information Services, Inc.	906,811	110,304,490
Global Payments, Inc.	416,909	60,130,785
Leidos Holdings, Inc.	1,082,828	99,241,186
Science Applications International Corp.	1,150,504	85,862,114
Semiconductors and semiconductor equipment 4.5%
Analog Devices, Inc.	431,546	38,688,099
KLA Corp.	619,423	89,035,862
Lam Research Corp.	173,927	41,742,480
Marvell Technology Group, Ltd. (B)	2,003,438	45,337,802
NXP Semiconductors NV	1,008,779	83,658,042
ON Semiconductor Corp. (A)(B)	3,254,690	40,488,344
Qorvo, Inc. (A)	1,291,368	104,123,002
Software 0.6%
CDK Global, Inc.	1,705,867	56,037,731
14	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 1.4%
Hewlett Packard Enterprise Company	3,913,714	$38,002,163
Western Digital Corp.	1,847,764	76,903,938
Xerox Holdings Corp.	1,561,805	29,580,587
Materials 5.7%		569,933,772
Chemicals 4.2%
Corteva, Inc.	4,692,427	110,272,035
DuPont de Nemours, Inc.	1,068,879	36,448,774
FMC Corp.	1,564,831	127,831,044
Nutrien, Ltd. (B)	1,315,994	44,664,836
PPG Industries, Inc.	508,695	42,526,902
The Mosaic Company	5,083,688	55,005,504
Construction materials 0.4%
Eagle Materials, Inc.	649,042	37,917,034
Containers and packaging 0.7%
Avery Dennison Corp.	380,574	38,769,073
Graphic Packaging Holding Company	2,650,070	32,330,854
Metals and mining 0.4%
Steel Dynamics, Inc.	1,959,526	44,167,716
Real estate 7.5%		743,044,959
Equity real estate investment trusts 7.5%
American Homes 4 Rent, Class A	3,041,148	70,554,634
Boston Properties, Inc.	1,524,535	140,607,863
Douglas Emmett, Inc.	2,778,191	84,762,607
Duke Realty Corp.	2,668,324	86,400,331
Equity Residential	2,232,816	137,787,075
Kilroy Realty Corp.	1,196,483	76,215,967
Prologis, Inc.	838,640	67,401,497
Regency Centers Corp.	2,063,882	79,314,985
Utilities 7.9%		786,753,724
Electric utilities 6.3%
American Electric Power Company, Inc.	802,477	64,182,110
Edison International	1,545,372	84,670,932
Entergy Corp.	1,302,734	122,417,914
Evergy, Inc.	1,393,659	76,720,928
FirstEnergy Corp.	2,422,931	97,086,845
Xcel Energy, Inc.	3,036,843	183,121,633
Independent power and renewable electricity producers 0.7%
Vistra Energy Corp.	4,186,832	66,821,839
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	15

	Shares	Value
Utilities (continued)
Multi-utilities 0.9%
DTE Energy Company	965,900	$91,731,523

	Yield (%)	Shares	Value
Short-term investments 2.4%			$243,544,819
(Cost $243,519,710)
Short-term funds 2.4%			243,544,819
John Hancock Collateral Trust (C)	1.1260(D)	5,776,951	57,755,072
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.3210(D)	185,789,747	185,789,747

Total investments (Cost $10,304,782,997) 99.8%	$9,899,671,196
Other assets and liabilities, net 0.2%	16,697,197
Total net assets 100.0%	$9,916,368,393

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 3-31-20.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-20.
At 3-31-20, the aggregate cost of investments for federal income tax purposes was $10,501,474,033. Net unrealized depreciation aggregated to $601,802,837, of which $1,173,787,372 related to gross unrealized appreciation and $1,775,590,209 related to gross unrealized depreciation.
16	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-20

Assets
Unaffiliated investments, at value (Cost $10,247,053,034) including $55,787,795 of securities loaned	$9,841,916,124
Affiliated investments, at value (Cost $57,729,963)	57,755,072
Total investments, at value (Cost $10,304,782,997)	9,899,671,196
Dividends and interest receivable	20,924,427
Receivable for fund shares sold	50,279,369
Receivable for investments sold	35,697,382
Receivable for securities lending income	267,161
Other assets	383,336
Total assets	10,007,222,871
Liabilities
Payable for investments purchased	9,608,270
Payable for fund shares repurchased	21,088,277
Payable upon return of securities loaned	57,859,052
Payable to affiliates
Accounting and legal services fees	423,616
Transfer agent fees	833,374
Distribution and service fees	22,201
Trustees' fees	10,100
Other liabilities and accrued expenses	1,009,588
Total liabilities	90,854,478
Net assets	$9,916,368,393
Net assets consist of
Paid-in capital	$10,519,338,744
Total distributable earnings (loss)	(602,970,351)
Net assets	$9,916,368,393

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	17

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($781,772,665 ÷ 52,427,602 shares)[1]	$14.91
Class C ($107,242,920 ÷ 7,178,967 shares)[1]	$14.94
Class I ($6,348,844,749 ÷ 407,441,290 shares)	$15.58
Class R2 ($76,838,643 ÷ 4,948,984 shares)	$15.53
Class R4 ($55,107,888 ÷ 3,539,397 shares)	$15.57
Class R6 ($2,546,096,485 ÷ 163,456,281 shares)	$15.58
Class ADV ($465,043 ÷ 31,267 shares)	$14.87
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.69

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
18	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  3-31-20

Investment income
Dividends	$233,246,877
Interest	5,198,243
Securities lending	857,998
Less foreign taxes withheld	(648,717)
Total investment income	238,654,401
Expenses
Investment management fees	92,523,645
Distribution and service fees	5,362,679
Accounting and legal services fees	2,353,497
Transfer agent fees	12,232,205
Trustees' fees	245,919
Custodian fees	1,321,110
State registration fees	263,182
Printing and postage	574,695
Professional fees	255,735
Other	356,019
Total expenses	115,488,686
Less expense reductions	(1,041,416)
Net expenses	114,447,270
Net investment income	124,207,131
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	113,308,828
Affiliated investments	(124,944)
113,183,884
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(2,735,680,647)
Affiliated investments	25,048
(2,735,655,599)
Net realized and unrealized loss	(2,622,471,715)
Decrease in net assets from operations	$(2,498,264,584)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-20	Year ended 3-31-19
Increase (decrease) in net assets
From operations
Net investment income	$124,207,131	$109,792,218
Net realized gain	113,183,884	475,252,358
Change in net unrealized appreciation (depreciation)	(2,735,655,599)	(1,083,555,809)
Decrease in net assets resulting from operations	(2,498,264,584)	(498,511,233)
Distributions to shareholders
From earnings
Class A	(25,996,912)	(144,723,293)
Class C	(2,622,914)	(22,813,889)
Class I	(214,061,726)	(917,596,549)
Class R2	(2,428,506)	(15,192,670)
Class R4	(2,021,537)	(9,323,306)
Class R6	(83,982,247)	(316,546,525)
Class ADV	(17,729)	(186,668)
Total distributions	(331,131,571)	(1,426,382,900)
From fund share transactions	396,141,647	(384,273,493)
Total decrease	(2,433,254,508)	(2,309,167,626)
Net assets
Beginning of year	12,349,622,901	14,658,790,527
End of year	$9,916,368,393	$12,349,622,901
20	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.08	$22.35	$21.61	$18.49	$20.19
Net investment income[1]	0.14	0.12	0.07	0.10	0.13
Net realized and unrealized gain (loss) on investments	(3.83)	(1.01)	2.11	3.57	(0.63)
Total from investment operations	(3.69)	(0.89)	2.18	3.67	(0.50)
Less distributions
From net investment income	(0.14)	(0.13)	(0.06)	(0.14)	(0.07)
From net realized gain	(0.34)	(2.25)	(1.38)	(0.41)	(1.13)
Total distributions	(0.48)	(2.38)	(1.44)	(0.55)	(1.20)
Net asset value, end of period	$14.91	$19.08	$22.35	$21.61	$18.49
Total return (%)[2,3]	(20.06)	(2.98)	10.15	19.96	(2.59)
Ratios and supplemental data
Net assets, end of period (in millions)	$782	$1,184	$1,547	$2,088	$1,971
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.11	1.11	1.12	1.13
Expenses including reductions	1.12	1.10	1.10	1.12	1.12
Net investment income	0.70	0.58	0.30	0.48	0.70
Portfolio turnover (%)	54	53	53	50	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	21

CLASS C SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.13	$22.42	$21.77	$18.65	$20.43
Net investment loss[1]	(0.01)	(0.04)	(0.10)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(3.84)	(1.00)	2.13	3.58	(0.64)
Total from investment operations	(3.85)	(1.04)	2.03	3.53	(0.65)
Less distributions
From net realized gain	(0.34)	(2.25)	(1.38)	(0.41)	(1.13)
Net asset value, end of period	$14.94	$19.13	$22.42	$21.77	$18.65
Total return (%)[2,3]	(20.63)	(3.72)	9.35	18.99	(3.27)
Ratios and supplemental data
Net assets, end of period (in millions)	$107	$182	$278	$319	$329
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.86	1.86	1.87	1.88
Expenses including reductions	1.87	1.85	1.85	1.87	1.87
Net investment loss	(0.07)	(0.19)	(0.43)	(0.27)	(0.06)
Portfolio turnover (%)	54	53	53	50	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
22	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.91	$23.22	$22.39	$19.14	$20.86
Net investment income[1]	0.20	0.18	0.14	0.16	0.20
Net realized and unrealized gain (loss) on investments	(4.00)	(1.06)	2.19	3.69	(0.67)
Total from investment operations	(3.80)	(0.88)	2.33	3.85	(0.47)
Less distributions
From net investment income	(0.19)	(0.18)	(0.12)	(0.19)	(0.12)
From net realized gain	(0.34)	(2.25)	(1.38)	(0.41)	(1.13)
Total distributions	(0.53)	(2.43)	(1.50)	(0.60)	(1.25)
Net asset value, end of period	$15.58	$19.91	$23.22	$22.39	$19.14
Total return (%)[2]	(19.84)	(2.79)	10.46	20.25	(2.35)
Ratios and supplemental data
Net assets, end of period (in millions)	$6,349	$7,784	$9,799	$9,512	$7,802
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.88	0.86	0.86	0.87
Expenses including reductions	0.87	0.87	0.85	0.86	0.86
Net investment income	0.97	0.82	0.58	0.75	0.99
Portfolio turnover (%)	54	53	53	50	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	23

CLASS R2 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.85	$23.14	$22.32	$19.09	$20.81
Net investment income[1]	0.11	0.09	0.04	0.07	0.11
Net realized and unrealized gain (loss) on investments	(3.98)	(1.04)	2.19	3.68	(0.66)
Total from investment operations	(3.87)	(0.95)	2.23	3.75	(0.55)
Less distributions
From net investment income	(0.11)	(0.09)	(0.03)	(0.11)	(0.04)
From net realized gain	(0.34)	(2.25)	(1.38)	(0.41)	(1.13)
Total distributions	(0.45)	(2.34)	(1.41)	(0.52)	(1.17)
Net asset value, end of period	$15.53	$19.85	$23.14	$22.32	$19.09
Total return (%)[2]	(20.14)	(3.14)	10.03	19.76	(2.74)
Ratios and supplemental data
Net assets, end of period (in millions)	$77	$131	$188	$216	$234
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.27	1.26	1.27	1.27
Expenses including reductions	1.25	1.26	1.25	1.26	1.27
Net investment income	0.54	0.41	0.17	0.35	0.56
Portfolio turnover (%)	54	53	53	50	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
24	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.90	$23.20	$22.38	$19.13	$20.85
Net investment income[1]	0.17	0.15	0.09	0.12	0.16
Net realized and unrealized gain (loss) on investments	(4.00)	(1.05)	2.20	3.70	(0.66)
Total from investment operations	(3.83)	(0.90)	2.29	3.82	(0.50)
Less distributions
From net investment income	(0.16)	(0.15)	(0.09)	(0.16)	(0.09)
From net realized gain	(0.34)	(2.25)	(1.38)	(0.41)	(1.13)
Total distributions	(0.50)	(2.40)	(1.47)	(0.57)	(1.22)
Net asset value, end of period	$15.57	$19.90	$23.20	$22.38	$19.13
Total return (%)[2]	(19.96)	(2.90)	10.26	20.09	(2.50)
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$74	$97	$95	$104
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.12	1.12	1.11	1.12
Expenses including reductions	1.00	1.01	1.01	1.00	1.02
Net investment income	0.81	0.68	0.42	0.60	0.81
Portfolio turnover (%)	54	53	53	50	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	25

CLASS R6 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.90	$23.21	$22.38	$19.13	$20.85
Net investment income[1]	0.23	0.21	0.17	0.18	0.22
Net realized and unrealized gain (loss) on investments	(4.00)	(1.07)	2.18	3.69	(0.67)
Total from investment operations	(3.77)	(0.86)	2.35	3.87	(0.45)
Less distributions
From net investment income	(0.21)	(0.20)	(0.14)	(0.21)	(0.14)
From net realized gain	(0.34)	(2.25)	(1.38)	(0.41)	(1.13)
Total distributions	(0.55)	(2.45)	(1.52)	(0.62)	(1.27)
Net asset value, end of period	$15.58	$19.90	$23.21	$22.38	$19.13
Total return (%)[2]	(19.72)	(2.66)	10.56	20.35	(2.25)
Ratios and supplemental data
Net assets, end of period (in millions)	$2,546	$2,994	$2,748	$1,774	$1,053
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.77	0.77	0.77	0.77
Expenses including reductions	0.76	0.76	0.76	0.76	0.76
Net investment income	1.08	0.96	0.71	0.86	1.13
Portfolio turnover (%)	54	53	53	50	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
26	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS ADV SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.03	$22.30	$21.56	$18.46	$20.15
Net investment income[1]	0.14	0.11	0.07	0.11	0.12
Net realized and unrealized gain (loss) on investments	(3.82)	(1.00)	2.11	3.54	(0.63)
Total from investment operations	(3.68)	(0.89)	2.18	3.65	(0.51)
Less distributions
From net investment income	(0.14)	(0.13)	(0.06)	(0.14)	(0.05)
From net realized gain	(0.34)	(2.25)	(1.38)	(0.41)	(1.13)
Total distributions	(0.48)	(2.38)	(1.44)	(0.55)	(1.18)
Net asset value, end of period	$14.87	$19.03	$22.30	$21.56	$18.46
Total return (%)[2]	(20.06)	(2.98)	10.17	19.88	(2.59)
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$1	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.11	1.11	1.13	1.42
Expenses including reductions	1.12	1.10	1.10	1.12	1.16
Net investment income	0.71	0.49	0.32	0.55	0.63
Portfolio turnover (%)	54	53	53	50	47

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	27

Notes to financial statements
Note 1—Organization
John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund into the fund. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other
28	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of March 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2020, the fund loaned securities valued at $55,787,795 and received $57,859,052 of cash collateral.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	29

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2020 were $32,988.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $24,009,816 that are a result of security transactions occurring after October 31, 2019, are treated as occurring on April 1, 2020, the first day of the fund’s next taxable year.
30	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT

As of March 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2020 and 2019 was as follows:
	March 31, 2020	March 31, 2019
Ordinary income	$118,353,152	$151,378,321
Long-term capital gains	212,778,419	1,275,004,579
Total	$331,131,571	$1,426,382,900
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2020, the components of distributable earnings on a tax basis consisted of $22,842,302 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation. Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund’s average daily net assets; (b) 0.775% of the next $500 million of the fund’s average daily net assets; (c) 0.750% of the next $500 million of the fund’s average daily net assets; (d) 0.725% of the next $1 billion of the fund’s average daily net assets; and (e) 0.700% of the fund’s average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of Orix Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	31

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended March 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$83,808
Class C	12,295
Class I	617,999
Class R2	8,909
Class	Expense reduction
Class R4	$5,743
Class R6	235,045
Class ADV	50
Total	$963,849

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2020, were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2020 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class ADV	0.25%	—
Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $77,567 for Class R4 shares for the year ended March 31, 2020.
32	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $997,601 for the year ended March 31, 2020. Of this amount, $156,664 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $840,937 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2020, CDSCs received by the Distributor amounted to $5,451 and $4,613 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,831,032	$1,372,107
Class C	1,661,725	201,105
Class I	—	10,238,457
Class R2	598,239	14,881
Class R4	270,000	9,659
Class R6	—	395,178
Class ADV	1,683	818
Total	$5,362,679	$12,232,205
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$34,600,705	8	1.573%	$12,094
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	33

Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2020 and 2019 were as follows:
	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	13,654,022	$265,293,757	9,600,767	$196,392,115
Distributions reinvested	1,080,962	22,667,783	7,176,446	124,941,934
Repurchased	(24,370,445)	(471,965,836)	(23,945,531)	(486,398,627)
Net decrease	(9,635,461)	$(184,004,296)	(7,168,318)	$(165,064,578)
Class C shares
Sold	646,233	$12,714,167	535,694	$10,538,379
Distributions reinvested	110,510	2,326,246	1,097,981	19,203,695
Repurchased	(3,069,943)	(60,355,776)	(4,549,113)	(92,210,346)
Net decrease	(2,313,200)	$(45,315,363)	(2,915,438)	$(62,468,272)
Class I shares
Sold	132,026,217	$2,651,759,012	96,199,367	$2,043,980,260
Distributions reinvested	8,328,620	182,396,777	42,216,483	766,651,337
Repurchased	(123,797,738)	(2,419,758,033)	(169,569,857)	(3,552,367,272)
Net increase (decrease)	16,557,099	$414,397,756	(31,154,007)	$(741,735,675)
Class R2 shares
Sold	1,106,934	$21,770,845	1,473,157	$30,719,374
Distributions reinvested	97,034	2,119,217	678,989	12,303,280
Repurchased	(2,850,860)	(59,144,063)	(3,661,304)	(79,802,365)
Net decrease	(1,646,892)	$(35,254,001)	(1,509,158)	$(36,779,711)
Class R4 shares
Sold	1,516,265	$31,772,255	878,937	$19,103,976
Distributions reinvested	92,350	2,021,537	513,681	9,323,305
Repurchased	(1,809,529)	(38,067,820)	(1,849,341)	(38,431,474)
Net decrease	(200,914)	$(4,274,028)	(456,723)	$(10,004,193)
Class R6 shares
Sold	42,572,165	$851,126,502	48,812,674	$1,040,348,591
Distributions reinvested	3,643,329	79,716,046	16,526,815	299,796,417
Repurchased	(33,199,308)	(680,251,869)	(33,281,169)	(707,145,429)
Net increase	13,016,186	$250,590,679	32,058,320	$632,999,579
34	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT

	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class ADV shares
Sold	6,498	$131,200	1,749	$38,161
Distributions reinvested	844	17,640	10,753	186,669
Repurchased	(6,990)	(147,940)	(76,260)	(1,445,473)
Net increase (decrease)	352	$900	(63,758)	$(1,220,643)
Total net increase (decrease)	15,777,170	$396,141,647	(11,209,082)	$(384,273,493)
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $6,984,511,390 and $6,826,532,840, respectively, for the year ended March 31, 2020.
Note 7—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	5,776,951	$6,143,864	$1,211,240,638	$(1,159,529,534)	$(124,944)	$25,048	$857,998	—	$57,755,072

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Mid Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Disciplined Value Mid Cap Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 13, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
36	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $223,358,975 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	37

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers, LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Disciplined Value Mid Cap Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Boston Partners Global Investors, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at an in-person meeting held on March 15-18, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•  Operation of the Fund's Redemption-In-Kind Procedures;

•  Highly Liquid Investment Minimum (HLIM) determination;

•  Compliance with the 15% limit on illiquid investments;

•  Reasonably Anticipated Trade Size (RATS) determination;

•  Security-level liquidity classifications; and

•  Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       38

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       39

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	204
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	204
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	204
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	204
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	204
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	204
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	204
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	204
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	204
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	204
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       42

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	204
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	204
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       43

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Boston Partners Global Investors, Inc.

Portfolio Managers

Joseph F. Feeney, Jr., CFA
Steven L. Pollack, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1149215	363A 3/20 5/2020

John Hancock

Disciplined Value Fund

Annual report 3/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets were on pace to deliver strong returns during the 12 months ended March 31, 2020, until heightened fears over the coronavirus (COVID-19) sent markets tumbling during the last five weeks of the period. After the longest bull market in U.S. history, we're now in bear market territory.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. These steps, along with the passage of an estimated $2 trillion federal economic stimulus bill, helped lift the markets in the final two weeks of March.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
15	Financial statements
19	Financial highlights
31	Notes to financial statements
41	Report of independent registered public accounting firm
42	Tax information
43	Statement regarding liquidity risk management
46	Trustees and Officers
50	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2020 (%)

Class A shares (without sales charge)
Russell 1000 Value Index
Morningstar large value fund category average
–20.99
–17.17
–17.78
–3.73
–2.18
–2.18
0.03
1.90
1.26
6.60
7.67
6.53
1 year
3 year
5 year
10 year

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus. The fund recently experienced negative short-term performance due to market volatility associated with the COVID-19 pandemic.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund's benchmark, the Russell 1000 Value Index, lost 17.17% during the period

After performing well through mid-February, U.S. equities turned sharply lower once the full impact of the coronavirus became evident.

Sector allocation adversely affected the fund's performance

Underweight positions in the defensive utilities and consumer staples sectors were the largest detractors.

Stock selection also detracted from returns

The fund's holdings in the healthcare sector experienced the widest margin of underperformance.

SECTOR COMPOSITION AS OF 3/31/2020 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       3

Manager's discussion of fund performance

How would you describe the market environment during the 12 months ended March 31, 2020?

After moving steadily higher throughout most of the period, U.S. equities plunged once the spread of the coronavirus led to shutdowns across various segments of the global economy in February and March. With no way to assess the outlook for economic growth or corporate earnings in the coming year, investors chose to sell higher-risk assets and move into relative safe havens such as U.S. Treasuries. Value stocks trailed growth by a wide margin over the full period, due in part to investors' expectation that higher-growth companies would be in a better position to withstand an economic downturn.

What factors affected the fund's performance?

The fund was affected by macroeconomic downturn as a result of the coronavirus. Sector allocations and stock selection both played a role in the fund's shortfall versus the benchmark, the Russell 1000 Value Index. Underweights in the defensive utilities and consumer staples sectors detracted from relative performance. We view these sectors as "expensive defensives," with most companies trading at a significant premium to the market despite their modest growth, uneven business momentum, and substandard returns on capital. A slight overweight in energy also pressured results, but we reduced the fund's weighting in this sector in the latter part of the period.

TOP 10 HOLDINGS AS OF 3/31/20 (%)		COUNTRY COMPOSITION AS OF 3/31/20 (%)
Berkshire Hathaway, Inc., Class B	4.6	United States	86.5
Bank of America Corp.	3.4	Canada	3.0
JPMorgan Chase & Co.	3.1	Switzerland	2.9
Johnson & Johnson	3.1	Ireland	2.4
Cigna Corp.	2.9	United Kingdom	1.9
Pfizer, Inc.	2.6	Bermuda	1.3
Verizon Communications, Inc.	2.6	Netherlands	1.1
Barrick Gold Corp.	2.5	Other Countries	0.9
The Procter & Gamble Company	2.4	TOTAL	100.0
Chubb, Ltd.	2.3
TOTAL	29.5
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       4

In terms of stock selection, the fund experienced the widest margin of underperformance in the healthcare sector. An underweight in Johnson & Johnson and a zero weight in Gilead Sciences, Inc. accounted for the majority of the deficit. However, we made up for some of the shortfall through an overweight position in the sector as a whole. The fund's holdings in financials also lagged. Insurance company American International Group, Inc., which trailed its sector peers on concerns that reinsurance claims for business-interruption insurance may increase rapidly, was a key detractor. The mega-cap banking stocks Wells Fargo & Company and JPMorgan Chase & Co. further weighed on relative performance. Although the fund's energy holdings finished slightly behind the benchmark components, the sector was home to several of the largest individual detractors for the period, including Noble Energy, Inc. and Marathon Petroleum Corp. We sold the position in Noble Energy.

On the positive side, we added value through an investment in Barrick Gold Corp. The stock delivered a gain well ahead of the broader market, as rising gold prices were expected to fuel higher profits. A number of information technology stocks also contributed to results, highlighted by Microsoft Corp. and semiconductor companies KLA Corp. and Lam Research Corp.

MANAGED BY

Mark E. Donovan, CFA On the fund since 2008 and its predecessor since 1997 Investing since 1981
David J. Pyle, CFA On the fund since 2008 and its predecessor since 2005 Investing since 1995
Stephanie T. McGirr On the fund since 2018 Investing since 2002
David T. Cohen, CFA On the fund since 2018 Investing since 2005

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-24.94	-0.99	6.05	-4.87	80.01
Class B	-25.29	-1.03	5.76	-5.07	75.09
Class C	-22.25	-0.71	5.79	-3.52	75.60
Class I1	-20.77	0.28	6.91	1.41	95.00
Class I2[1]	-20.77	0.27	6.91	1.36	94.99
Class R1[1]	-21.27	-0.37	6.17	-1.84	81.92
Class R2[1,2]	-21.08	-0.11	6.47	-0.57	87.23
Class R3[1]	-21.16	-0.26	6.28	-1.30	83.89
Class R4[1]	-20.87	0.13	6.69	0.66	91.14
Class R5[1]	-20.74	0.33	6.95	1.65	95.84
Class R6[1,2]	-20.66	0.39	6.94	1.94	95.70
Class NAV[1]	-20.64	0.40	7.03	2.04	97.31
Index 1†	-17.17	1.90	7.67	9.89	109.31
Index 2†	-6.98	6.73	10.53	38.47	172.10

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.06	1.81	1.81	0.81	0.81	1.46	1.21	1.36	1.06	0.76	0.71	0.70
Net (%)	1.05	1.80	1.80	0.80	0.80	1.45	1.20	1.35	0.95	0.75	0.70	0.69

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	3-31-10	17,509	17,509	20,931	27,210
Class C3	3-31-10	17,560	17,560	20,931	27,210
Class I1	3-31-10	19,500	19,500	20,931	27,210
Class I2[1]	3-31-10	19,499	19,499	20,931	27,210
Class R1[1]	3-31-10	18,192	18,192	20,931	27,210
Class R2[1,2]	3-31-10	18,723	18,723	20,931	27,210
Class R3[1]	3-31-10	18,389	18,389	20,931	27,210
Class R4[1]	3-31-10	19,114	19,114	20,931	27,210
Class R5[1]	3-31-10	19,584	19,584	20,931	27,210
Class R6[1,2]	3-31-10	19,570	19,570	20,931	27,210
Class NAV[1]	3-31-10	19,731	19,731	20,931	27,210

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R6, and Class R2 shares were first offered on 9-1-11, and 3-1-12, respectively. Returns shown prior to Class R2 and Class R6 shares' commencement dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.
8	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2019	Ending value on 3-31-2020	Expenses paid during period ended 3-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 757.20	$4.66	1.06%
	Hypothetical example	1,000.00	1,019.70	5.35	1.06%
Class B	Actual expenses/actual returns	1,000.00	754.50	7.94	1.81%
	Hypothetical example	1,000.00	1,016.00	9.12	1.81%
Class C	Actual expenses/actual returns	1,000.00	754.70	7.94	1.81%
	Hypothetical example	1,000.00	1,016.00	9.12	1.81%
Class I	Actual expenses/actual returns	1,000.00	757.90	3.56	0.81%
	Hypothetical example	1,000.00	1,021.00	4.09	0.81%
Class I2	Actual expenses/actual returns	1,000.00	757.90	3.60	0.82%
	Hypothetical example	1,000.00	1,020.90	4.14	0.82%
Class R1	Actual expenses/actual returns	1,000.00	755.60	6.36	1.45%
	Hypothetical example	1,000.00	1,017.80	7.31	1.45%
Class R2	Actual expenses/actual returns	1,000.00	756.80	5.27	1.20%
	Hypothetical example	1,000.00	1,019.00	6.06	1.20%
Class R3	Actual expenses/actual returns	1,000.00	756.30	5.93	1.35%
	Hypothetical example	1,000.00	1,018.30	6.81	1.35%
Class R4	Actual expenses/actual returns	1,000.00	757.70	4.17	0.95%
	Hypothetical example	1,000.00	1,020.30	4.80	0.95%
Class R5	Actual expenses/actual returns	1,000.00	758.20	3.30	0.75%
	Hypothetical example	1,000.00	1,021.30	3.79	0.75%
Class R6	Actual expenses/actual returns	1,000.00	758.60	3.08	0.70%
	Hypothetical example	1,000.00	1,021.50	3.54	0.70%
Class NAV	Actual expenses/actual returns	1,000.00	758.80	3.03	0.69%
	Hypothetical example	1,000.00	1,021.60	3.49	0.69%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	9

Fund’s investments
AS OF 3-31-20
	Shares	Value
Common stocks 97.2%		$10,312,325,717
(Cost $11,442,673,544)
Communication services 5.9%		621,509,971
Diversified telecommunication services 2.6%
Verizon Communications, Inc.	5,064,143	272,096,403
Interactive media and services 2.0%
Alphabet, Inc., Class A (A)(B)	136,604	158,727,018
Facebook, Inc., Class A (A)	340,771	56,840,603
Media 1.3%
Comcast Corp., Class A	3,893,134	133,845,947
Consumer discretionary 5.8%		618,749,914
Auto components 0.2%
Lear Corp. (B)	123,586	10,041,363
Magna International, Inc.	338,360	10,800,451
Hotels, restaurants and leisure 0.9%
Las Vegas Sands Corp.	1,153,208	48,976,744
Wyndham Destinations, Inc.	1,117,281	24,244,998
Wyndham Hotels & Resorts, Inc.	766,695	24,158,559
Household durables 1.0%
Lennar Corp., A Shares	1,109,619	42,387,446
Mohawk Industries, Inc. (A)	857,732	65,393,488
Internet and direct marketing retail 0.1%
Booking Holdings, Inc. (A)	8,182	11,007,408
Specialty retail 3.5%
AutoZone, Inc. (A)	252,573	213,676,758
Best Buy Company, Inc.	2,067,596	117,852,972
Foot Locker, Inc.	1,332,984	29,392,297
Williams-Sonoma, Inc. (B)	266,588	11,335,322
Textiles, apparel and luxury goods 0.1%
Ralph Lauren Corp.	141,884	9,482,108
Consumer staples 4.7%		494,685,331
Beverages 0.3%
Coca-Cola European Partners PLC	794,950	29,834,474
Food and staples retailing 0.7%
The Kroger Company	2,267,572	68,299,269
Household products 3.7%
Kimberly-Clark Corp.	1,090,480	139,439,678
The Procter & Gamble Company	2,337,381	257,111,910
10	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy 3.3%		$347,484,163
Oil, gas and consumable fuels 3.3%
ConocoPhillips	2,561,020	78,879,416
Marathon Petroleum Corp.	3,884,974	91,763,086
Pioneer Natural Resources Company	154,781	10,857,887
TOTAL SA, ADR	1,488,851	55,444,811
Valero Energy Corp.	2,436,926	110,538,963
Financials 25.2%		2,675,684,651
Banks 11.3%
Bank of America Corp.	17,163,885	364,389,279
Citigroup, Inc.	2,734,776	115,188,765
Fifth Third Bancorp	1,896,273	28,159,654
Huntington Bancshares, Inc.	4,351,163	35,723,048
JPMorgan Chase & Co.	3,680,241	331,332,097
KeyCorp	2,815,304	29,194,702
Truist Financial Corp.	3,079,382	94,968,141
Wells Fargo & Company	6,986,306	200,506,982
Capital markets 0.2%
The Charles Schwab Corp.	786,064	26,427,472
Consumer finance 0.4%
Discover Financial Services	1,044,000	37,239,480
Diversified financial services 4.6%
Berkshire Hathaway, Inc., Class B (A)	2,665,641	487,359,143
Insurance 8.7%
Aflac, Inc.	2,413,303	82,631,495
American International Group, Inc.	5,970,606	144,787,196
Chubb, Ltd.	2,152,577	240,421,325
Everest Re Group, Ltd.	732,654	140,977,283
Marsh & McLennan Companies, Inc.	579,590	50,111,351
Reinsurance Group of America, Inc.	143,364	12,062,647
The Progressive Corp.	2,514,247	185,651,998
The Travelers Companies, Inc.	690,011	68,552,593
Health care 21.3%		2,260,853,484
Health care equipment and supplies 2.2%
Medtronic PLC	1,897,766	171,140,538
Zimmer Biomet Holdings, Inc.	667,749	67,496,069
Health care providers and services 9.3%
AmerisourceBergen Corp.	1,800,879	159,377,792
Anthem, Inc.	912,283	207,124,732
Cigna Corp.	1,732,227	306,915,980
McKesson Corp.	1,216,560	164,551,906
UnitedHealth Group, Inc.	588,796	146,833,946
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	11

	Shares	Value
Health care (continued)
Pharmaceuticals 9.8%
GlaxoSmithKline PLC, ADR (B)	4,436,244	$168,089,285
Johnson & Johnson	2,496,856	327,412,727
Merck & Company, Inc.	2,164,252	166,517,549
Novartis AG, ADR	796,926	65,706,549
Novo Nordisk A/S, ADR	605,668	36,461,214
Pfizer, Inc.	8,370,870	273,225,197
Industrials 12.6%		1,332,311,607
Aerospace and defense 3.7%
Huntington Ingalls Industries, Inc.	479,697	87,405,590
Northrop Grumman Corp.	299,953	90,750,780
Textron, Inc.	430,285	11,475,701
United Technologies Corp. (B)	2,186,459	206,248,677
Air freight and logistics 0.8%
United Parcel Service, Inc., Class B	929,855	86,867,054
Airlines 0.3%
Southwest Airlines Company	906,088	32,265,794
Building products 0.8%
Owens Corning	2,161,488	83,887,349
Electrical equipment 1.9%
AMETEK, Inc.	543,673	39,155,329
Eaton Corp. PLC	2,070,821	160,882,083
Machinery 3.1%
Caterpillar, Inc.	512,892	59,515,988
Cummins, Inc.	530,344	71,766,150
Deere & Company	733,445	101,332,761
Dover Corp.	1,108,697	93,064,026
Professional services 0.1%
Robert Half International, Inc.	266,884	10,074,871
Road and rail 1.8%
Kansas City Southern	736,550	93,674,429
Union Pacific Corp.	681,782	96,158,533
Trading companies and distributors 0.1%
United Rentals, Inc. (A)	75,553	7,786,492
Information technology 9.5%		1,007,861,435
Communications equipment 0.5%
Cisco Systems, Inc.	1,491,582	58,634,088
IT services 0.3%
Leidos Holdings, Inc.	300,200	27,513,330
Semiconductors and semiconductor equipment 5.2%
Applied Materials, Inc.	338,882	15,527,573
12	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
KLA Corp.	736,860	$105,916,256
Lam Research Corp.	476,341	114,321,840
Micron Technology, Inc. (A)	3,274,296	137,716,890
NXP Semiconductors NV	1,447,475	120,039,102
ON Semiconductor Corp. (A)(B)	887,352	11,038,659
Qorvo, Inc. (A)	557,193	44,926,472
Software 2.7%
Microsoft Corp.	698,464	110,154,757
Oracle Corp.	2,638,404	127,514,065
VMware, Inc., Class A (A)	445,017	53,891,559
Technology hardware, storage and peripherals 0.8%
Western Digital Corp.	1,938,175	80,666,844
Materials 6.8%		724,121,383
Chemicals 2.5%
Celanese Corp.	151,015	11,082,991
Corteva, Inc.	3,615,476	84,963,686
DuPont de Nemours, Inc.	3,238,418	110,430,054
FMC Corp.	560,129	45,756,938
PPG Industries, Inc.	124,611	10,417,480
Construction materials 0.7%
CRH PLC, ADR	2,984,949	80,116,031
Containers and packaging 0.1%
Westrock Company	379,534	10,725,631
Metals and mining 3.5%
Barrick Gold Corp.	14,682,251	268,978,838
Newmont Corp.	1,362,684	61,702,332
Yamana Gold, Inc. (B)	14,526,328	39,947,402
Utilities 2.1%		229,063,778
Electric utilities 1.6%
Edison International	3,058,935	167,599,049
FirstEnergy Corp.	141,716	5,678,560
Independent power and renewable electricity producers 0.5%
Vistra Energy Corp.	3,495,374	55,786,169

	Yield (%)	Shares	Value
Short-term investments 2.9%			$300,482,481
(Cost $300,479,546)
Short-term funds 2.9%			300,482,481
John Hancock Collateral Trust (C)	1.1260(D)	606,508	6,063,564
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.3210(D)	294,418,917	294,418,917
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	13

Total investments (Cost $11,743,153,090) 100.1%	$10,612,808,198
Other assets and liabilities, net (0.1%)	(6,335,330)
Total net assets 100.0%	$10,606,472,868

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 3-31-20.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-20.
At 3-31-20, the aggregate cost of investments for federal income tax purposes was $11,784,138,651. Net unrealized depreciation aggregated to $1,171,330,453, of which $633,369,401 related to gross unrealized appreciation and $1,804,699,854 related to gross unrealized depreciation.
14	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-20

Assets
Unaffiliated investments, at value (Cost $11,737,092,461) including $5,845,836 of securities loaned	$10,606,744,634
Affiliated investments, at value (Cost $6,060,629)	6,063,564
Total investments, at value (Cost $11,743,153,090)	10,612,808,198
Dividends and interest receivable	21,457,155
Receivable for fund shares sold	63,258,986
Receivable for investments sold	36,551,409
Receivable for securities lending income	1,090,230
Other assets	423,294
Total assets	10,735,589,272
Liabilities
Payable for investments purchased	96,299,095
Payable for fund shares repurchased	24,449,444
Payable upon return of securities loaned	6,056,803
Payable to affiliates
Accounting and legal services fees	438,600
Transfer agent fees	711,542
Distribution and service fees	22,592
Trustees' fees	12,694
Other liabilities and accrued expenses	1,125,634
Total liabilities	129,116,404
Net assets	$10,606,472,868
Net assets consist of
Paid-in capital	$11,905,925,269
Total distributable earnings (loss)	(1,299,452,401)
Net assets	$10,606,472,868

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	15

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($730,977,476 ÷ 48,167,045 shares)[1]	$15.18
Class B ($1,921,830 ÷ 136,092 shares)[1]	$14.12
Class C ($139,956,308 ÷ 9,877,994 shares)[1]	$14.17
Class I ($5,249,578,042 ÷ 358,442,885 shares)	$14.65
Class I2 ($31,934,835 ÷ 2,180,410 shares)	$14.65
Class R1 ($10,275,442 ÷ 702,593 shares)	$14.63
Class R2 ($42,335,809 ÷ 2,893,255 shares)	$14.63
Class R3 ($9,377,435 ÷ 641,416 shares)	$14.62
Class R4 ($73,559,091 ÷ 5,019,775 shares)	$14.65
Class R5 ($61,303,486 ÷ 4,177,644 shares)	$14.67
Class R6 ($3,368,694,919 ÷ 229,604,144 shares)	$14.67
Class NAV ($886,558,195 ÷ 60,402,397 shares)	$14.68
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.98

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  3-31-20

Investment income
Dividends	$364,760,418
Interest	3,552,177
Securities lending	1,174,490
Less foreign taxes withheld	(3,336,220)
Total investment income	366,150,865
Expenses
Investment management fees	95,928,949
Distribution and service fees	5,912,414
Accounting and legal services fees	2,623,894
Transfer agent fees	11,202,553
Trustees' fees	288,976
Custodian fees	1,594,807
State registration fees	366,771
Printing and postage	642,048
Professional fees	288,337
Other	405,174
Total expenses	119,253,923
Less expense reductions	(1,202,742)
Net expenses	118,051,181
Net investment income	248,099,684
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(42,289,758)
Affiliated investments	(32,857)
(42,322,615)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(2,856,604,095)
Affiliated investments	3,279
(2,856,600,816)
Net realized and unrealized loss	(2,898,923,431)
Decrease in net assets from operations	$(2,650,823,747)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-20	Year ended 3-31-19
Increase (decrease) in net assets
From operations
Net investment income	$248,099,684	$217,933,817
Net realized gain (loss)	(42,322,615)	1,084,887,904
Change in net unrealized appreciation (depreciation)	(2,856,600,816)	(1,233,949,764)
Increase (decrease) in net assets resulting from operations	(2,650,823,747)	68,871,957
Distributions to shareholders
From earnings
Class A	(56,946,059)	(96,773,159)
Class B	(182,380)	(565,315)
Class C	(10,620,453)	(19,995,932)
Class I	(435,736,847)	(656,997,874)
Class I2	(2,535,381)	(4,341,818)
Class R1	(827,170)	(1,460,119)
Class R2	(4,693,632)	(8,904,584)
Class R3	(726,592)	(1,150,321)
Class R4	(6,169,593)	(13,999,852)
Class R5	(8,353,442)	(16,429,256)
Class R6	(268,564,030)	(412,557,295)
Class NAV	(64,632,066)	(98,778,716)
Total distributions	(859,987,645)	(1,331,954,241)
From fund share transactions	(791,429,067)	1,172,354,452
Total decrease	(4,302,240,459)	(90,727,832)
Net assets
Beginning of year	14,908,713,327	14,999,441,159
End of year	$10,606,472,868	$14,908,713,327
18	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$20.25	$22.11	$20.71	$17.64	$19.44
Net investment income[1]	0.30	0.26	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	(4.20)	(0.28)	2.39	3.08	(1.18)
Total from investment operations	(3.90)	(0.02)	2.59	3.26	(1.02)
Less distributions
From net investment income	(0.25)	(0.23)	(0.18)	(0.19)	(0.19)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.17)	(1.84)	(1.19)	(0.19)	(0.78)
Net asset value, end of period	$15.18	$20.25	$22.11	$20.71	$17.64
Total return (%)[2,3]	(20.99)	0.45	12.42	18.50	(5.29)
Ratios and supplemental data
Net assets, end of period (in millions)	$731	$1,092	$1,289	$1,449	$2,375
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.06	1.06	1.07	1.08
Expenses including reductions	1.06	1.05	1.05	1.06	1.07
Net investment income	1.44	1.18	0.92	0.96	0.87
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	19

CLASS B SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$18.92	$20.76	$19.52	$16.64	$18.38
Net investment income[1]	0.11	0.09	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	(3.89)	(0.26)	2.24	2.91	(1.12)
Total from investment operations	(3.78)	(0.17)	2.27	2.94	(1.10)
Less distributions
From net investment income	(0.10)	(0.06)	(0.02)	(0.06)	(0.05)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.02)	(1.67)	(1.03)	(0.06)	(0.64)
Net asset value, end of period	$14.12	$18.92	$20.76	$19.52	$16.64
Total return (%)[2,3]	(21.56)	(0.34)	11.61	17.66	(6.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$6	$9	$13	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	1.82	1.81	1.81	1.82	1.85
Expenses including reductions	1.81	1.80	1.80	1.81	1.84
Net investment income	0.59	0.42	0.16	0.18	0.09
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$18.98	$20.82	$19.57	$16.69	$18.43
Net investment income[1]	0.13	0.09	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	(3.92)	(0.26)	2.25	2.91	(1.12)
Total from investment operations	(3.79)	(0.17)	2.28	2.94	(1.10)
Less distributions
From net investment income	(0.10)	(0.06)	(0.02)	(0.06)	(0.05)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.02)	(1.67)	(1.03)	(0.06)	(0.64)
Net asset value, end of period	$14.17	$18.98	$20.82	$19.57	$16.69
Total return (%)[2,3]	(21.51)	(0.35)	11.58	17.61	(6.00)
Ratios and supplemental data
Net assets, end of period (in millions)	$140	$235	$275	$293	$309
Ratios (as a percentage of average net assets):
Expenses before reductions	1.82	1.81	1.81	1.82	1.83
Expenses including reductions	1.81	1.80	1.80	1.81	1.82
Net investment income	0.67	0.43	0.16	0.18	0.12
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	21

CLASS I SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.58	$21.45	$20.12	$17.14	$18.91
Net investment income[1]	0.34	0.30	0.25	0.22	0.20
Net realized and unrealized gain (loss) on investments	(4.05)	(0.27)	2.32	3.00	(1.14)
Total from investment operations	(3.71)	0.03	2.57	3.22	(0.94)
Less distributions
From net investment income	(0.30)	(0.29)	(0.23)	(0.24)	(0.24)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.22)	(1.90)	(1.24)	(0.24)	(0.83)
Net asset value, end of period	$14.65	$19.58	$21.45	$20.12	$17.14
Total return (%)[2]	(20.77)	0.64	12.71	18.80	(5.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$5,250	$7,399	$6,988	$7,540	$6,730
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.82	0.81	0.81	0.81
Expenses including reductions	0.81	0.81	0.80	0.80	0.80
Net investment income	1.69	1.43	1.17	1.18	1.13
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I2 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.58	$21.45	$20.12	$17.14	$18.92
Net investment income[1]	0.34	0.30	0.25	0.22	0.20
Net realized and unrealized gain (loss) on investments	(4.05)	(0.27)	2.32	3.00	(1.15)
Total from investment operations	(3.71)	0.03	2.57	3.22	(0.95)
Less distributions
From net investment income	(0.30)	(0.29)	(0.23)	(0.24)	(0.24)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.22)	(1.90)	(1.24)	(0.24)	(0.83)
Net asset value, end of period	$14.65	$19.58	$21.45	$20.12	$17.14
Total return (%)[2]	(20.77)	0.64	12.71	18.80	(5.07)
Ratios and supplemental data
Net assets, end of period (in millions)	$32	$50	$54	$54	$49
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.82	0.81	0.81	0.82
Expenses including reductions	0.81	0.81	0.80	0.80	0.81
Net investment income	1.69	1.43	1.16	1.18	1.11
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	23

CLASS R1 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.56	$21.41	$20.09	$17.13	$18.90
Net investment income[1]	0.21	0.16	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments	(4.05)	(0.26)	2.32	2.98	(1.15)
Total from investment operations	(3.84)	(0.10)	2.43	3.08	(1.06)
Less distributions
From net investment income	(0.17)	(0.14)	(0.10)	(0.12)	(0.12)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.09)	(1.75)	(1.11)	(0.12)	(0.71)
Net asset value, end of period	$14.63	$19.56	$21.41	$20.09	$17.13
Total return (%)[2]	(21.27)	0.01	11.99	18.00	(5.66)
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$16	$21	$27	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.45	1.46	1.46	1.47	1.48
Expenses including reductions	1.44	1.45	1.45	1.46	1.47
Net investment income	1.03	0.77	0.52	0.53	0.48
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
24	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.57	$21.43	$20.10	$17.13	$18.90
Net investment income[1]	0.23	0.22	0.16	0.14	0.13
Net realized and unrealized gain (loss) on investments	(4.03)	(0.27)	2.33	2.99	(1.14)
Total from investment operations	(3.80)	(0.05)	2.49	3.13	(1.01)
Less distributions
From net investment income	(0.22)	(0.20)	(0.15)	(0.16)	(0.17)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.14)	(1.81)	(1.16)	(0.16)	(0.76)
Net asset value, end of period	$14.63	$19.57	$21.43	$20.10	$17.13
Total return (%)[2]	(21.08)	0.24	12.30	18.32	(5.42)
Ratios and supplemental data
Net assets, end of period (in millions)	$42	$102	$135	$135	$136
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.21	1.21	1.21	1.22
Expenses including reductions	1.20	1.20	1.20	1.21	1.21
Net investment income	1.17	1.02	0.76	0.78	0.74
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	25

CLASS R3 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.55	$21.41	$20.09	$17.12	$18.89
Net investment income[1]	0.23	0.18	0.13	0.12	0.10
Net realized and unrealized gain (loss) on investments	(4.05)	(0.27)	2.32	2.99	(1.14)
Total from investment operations	(3.82)	(0.09)	2.45	3.11	(1.04)
Less distributions
From net investment income	(0.19)	(0.16)	(0.12)	(0.14)	(0.14)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.11)	(1.77)	(1.13)	(0.14)	(0.73)
Net asset value, end of period	$14.62	$19.55	$21.41	$20.09	$17.12
Total return (%)[2]	(21.16)	0.08	12.10	18.17	(5.57)
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$12	$16	$22	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.36	1.35	1.36	1.37
Expenses including reductions	1.34	1.35	1.34	1.35	1.37
Net investment income	1.15	0.86	0.63	0.66	0.57
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
26	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.59	$21.45	$20.12	$17.14	$18.92
Net investment income[1]	0.30	0.27	0.22	0.19	0.18
Net realized and unrealized gain (loss) on investments	(4.05)	(0.27)	2.32	3.00	(1.16)
Total from investment operations	(3.75)	—	2.54	3.19	(0.98)
Less distributions
From net investment income	(0.27)	(0.25)	(0.20)	(0.21)	(0.21)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.19)	(1.86)	(1.21)	(0.21)	(0.80)
Net asset value, end of period	$14.65	$19.59	$21.45	$20.12	$17.14
Total return (%)[2]	(20.87)	0.52	12.54	18.63	(5.22)
Ratios and supplemental data
Net assets, end of period (in millions)	$74	$143	$231	$286	$268
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.06	1.06	1.07	1.06
Expenses including reductions	0.95	0.95	0.95	0.96	0.96
Net investment income	1.50	1.26	1.02	1.03	1.00
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	27

CLASS R5 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.62	$21.48	$20.15	$17.16	$18.94
Net investment income[1]	0.34	0.31	0.26	0.23	0.21
Net realized and unrealized gain (loss) on investments	(4.06)	(0.26)	2.32	3.00	(1.15)
Total from investment operations	(3.72)	0.05	2.58	3.23	(0.94)
Less distributions
From net investment income	(0.31)	(0.30)	(0.24)	(0.24)	(0.25)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.23)	(1.91)	(1.25)	(0.24)	(0.84)
Net asset value, end of period	$14.67	$19.62	$21.48	$20.15	$17.16
Total return (%)[2]	(20.74)	0.75	12.73	18.88	(5.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$61	$166	$198	$200	$275
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.76	0.76	0.76	0.77
Expenses including reductions	0.75	0.75	0.75	0.75	0.76
Net investment income	1.70	1.48	1.22	1.27	1.16
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
28	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.61	$21.48	$20.14	$17.16	$18.94
Net investment income[1]	0.36	0.32	0.27	0.24	0.23
Net realized and unrealized gain (loss) on investments	(4.06)	(0.27)	2.33	3.00	(1.15)
Total from investment operations	(3.70)	0.05	2.60	3.24	(0.92)
Less distributions
From net investment income	(0.32)	(0.31)	(0.25)	(0.26)	(0.27)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.24)	(1.92)	(1.26)	(0.26)	(0.86)
Net asset value, end of period	$14.67	$19.61	$21.48	$20.14	$17.16
Total return (%)[2]	(20.66)	0.76	12.84	18.97	(5.00)
Ratios and supplemental data
Net assets, end of period (in millions)	$3,369	$4,584	$4,564	$3,077	$2,024
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.71	0.71	0.72	0.72
Expenses including reductions	0.70	0.70	0.70	0.69	0.69
Net investment income	1.81	1.54	1.25	1.27	1.26
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	29

CLASS NAV SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$19.62	$21.49	$20.15	$17.16	$18.94
Net investment income[1]	0.36	0.33	0.27	0.24	0.23
Net realized and unrealized gain (loss) on investments	(4.06)	(0.28)	2.34	3.01	(1.15)
Total from investment operations	(3.70)	0.05	2.61	3.25	(0.92)
Less distributions
From net investment income	(0.32)	(0.31)	(0.26)	(0.26)	(0.27)
From net realized gain	(0.92)	(1.61)	(1.01)	—	(0.59)
Total distributions	(1.24)	(1.92)	(1.27)	(0.26)	(0.86)
Net asset value, end of period	$14.68	$19.62	$21.49	$20.15	$17.16
Total return (%)[2]	(20.64)	0.77	12.85	18.95	(4.95)
Ratios and supplemental data
Net assets, end of period (in millions)	$887	$1,105	$1,219	$1,245	$750
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.70	0.70	0.70	0.70
Expenses including reductions	0.69	0.69	0.69	0.69	0.69
Net investment income	1.83	1.54	1.28	1.27	1.25
Portfolio turnover (%)	88	69	45	65	61

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
30	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B and Class I2 shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	31

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of March 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
32	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2020, the fund loaned securities valued at $5,845,836 and received $6,056,803 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2020 were $37,530.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	33

For federal income tax purposes, net capital losses of $215,001,850 that are a result of security transactions occurring after October 31, 2019, are treated as occurring on April 1, 2020, the first day of the fund’s next taxable year.
As of March 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2020 and 2019 was as follows:
	March 31, 2020	March 31, 2019
Ordinary income	$209,421,349	$207,942,145
Long-term capital gains	650,566,296	1,124,012,096
Total	$859,987,645	$1,331,954,241
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2020, the components of distributable earnings on a tax basis consisted of $86,879,902 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation. Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $500 million of the fund’s average daily net assets; (b) 0.725% of the next $500 million of the fund’s average daily net assets; (c) 0.700% of the next $500 million of the fund’s average daily net assets; (d) 0.675% of the next $1 billion of the fund’s average daily net assets; (e) 0.650% of the next $10 billion of the fund’s average daily net
34	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

assets; and (f) 0.625% of the fund’s average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of Orix Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended March 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$77,388
Class B	292
Class C	15,950
Class I	544,699
Class I2	3,201
Class R1	1,170
Class R2	6,231
Class	Expense reduction
Class R3	$951
Class R4	8,823
Class R5	10,640
Class R6	332,713
Class NAV	81,343
Total	$1,083,401

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2020, were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2020 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	35

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $119,341 for Class R4 shares for the year ended March 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $879,024 for the year ended March 31, 2020. Of this amount, $139,049 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $739,975 was paid as sales commissions to broker-dealers.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2020, CDSCs received by the Distributor amounted to $7,058, $7 and $11,551 for Class A, Class B and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,613,277	$1,266,805
Class B	39,565	4,763
Class C	2,154,854	260,815
Class I	—	9,013,143
Class I2	—	53,084
Class R1	117,168	1,959
Class R2	419,362	10,376
Class R3	82,306	1,596
Class R4	414,703	14,687
Class R5	71,179	17,663
Class R6	—	557,662
Total	$5,912,414	$11,202,553
36	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$22,000,000	1	0.625%	$(382)
Lender	$6,583,955	6	2.115%	$2,321
Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2020 and 2019 were as follows:
	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,099,695	$161,568,240	9,569,929	$207,425,723
Distributions reinvested	2,637,777	55,762,596	4,960,098	94,985,868
Repurchased	(16,480,693)	(325,837,430)	(18,918,870)	(406,531,010)
Net decrease	(5,743,221)	$(108,506,594)	(4,388,843)	$(104,119,419)
Class B shares
Sold	1,192	$22,584	11,891	$237,117
Distributions reinvested	8,442	166,393	28,822	516,784
Repurchased	(164,821)	(3,165,681)	(205,780)	(4,153,192)
Net decrease	(155,187)	$(2,976,704)	(165,067)	$(3,399,291)
Class C shares
Sold	644,136	$12,311,289	1,904,627	$37,952,720
Distributions reinvested	489,485	9,682,020	1,016,186	18,281,188
Repurchased	(3,633,809)	(68,564,142)	(3,767,579)	(76,202,010)
Net decrease	(2,500,188)	$(46,570,833)	(846,766)	$(19,968,102)
Class I shares
Sold	102,018,395	$1,907,812,951	111,952,595	$2,334,678,792
Distributions reinvested	17,973,096	366,291,706	29,864,095	552,485,754
Repurchased	(139,397,179)	(2,680,658,813)	(89,707,048)	(1,831,894,283)
Net increase (decrease)	(19,405,688)	$(406,554,156)	52,109,642	$1,055,270,263
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	37

	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class I2 shares
Sold	72,243	$1,448,534	116,398	$2,415,486
Distributions reinvested	124,145	2,530,085	234,229	4,333,235
Repurchased	(575,124)	(11,394,741)	(320,123)	(6,990,181)
Net increase (decrease)	(378,736)	$(7,416,122)	30,504	$(241,460)
Class R1 shares
Sold	197,405	$3,877,157	269,688	$5,592,580
Distributions reinvested	30,916	630,377	47,717	883,243
Repurchased	(350,335)	(6,893,030)	(483,663)	(10,113,192)
Net decrease	(122,014)	$(2,385,496)	(166,258)	$(3,637,369)
Class R2 shares
Sold	733,520	$14,089,125	919,555	$18,862,900
Distributions reinvested	189,843	3,870,898	362,873	6,716,771
Repurchased	(3,237,649)	(65,014,511)	(2,370,440)	(50,415,063)
Net decrease	(2,314,286)	$(47,054,488)	(1,088,012)	$(24,835,392)
Class R3 shares
Sold	270,206	$5,400,467	90,292	$1,868,437
Distributions reinvested	35,261	718,612	62,178	1,150,285
Repurchased	(292,433)	(5,770,953)	(294,238)	(6,083,846)
Net increase (decrease)	13,034	$348,126	(141,768)	$(3,065,124)
Class R4 shares
Sold	942,602	$18,482,411	1,274,605	$27,157,069
Distributions reinvested	302,431	6,169,593	755,931	13,999,851
Repurchased	(3,500,335)	(70,587,011)	(5,504,672)	(117,568,717)
Net decrease	(2,255,302)	$(45,935,007)	(3,474,136)	$(76,411,797)
Class R5 shares
Sold	728,176	$14,187,537	994,259	$20,610,888
Distributions reinvested	409,081	8,353,442	886,630	16,429,257
Repurchased	(5,399,053)	(108,668,647)	(2,638,461)	(54,438,870)
Net decrease	(4,261,796)	$(86,127,668)	(757,572)	$(17,398,725)
Class R6 shares
Sold	43,133,272	$824,215,152	45,397,477	$956,142,171
Distributions reinvested	12,963,310	264,581,161	22,117,614	409,618,214
Repurchased	(60,250,923)	(1,189,814,359)	(46,226,115)	(964,352,069)
Net increase (decrease)	(4,154,341)	$(101,018,046)	21,288,976	$401,408,316
38	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	10,253,020	$187,949,281	2,989,409	$61,144,563
Distributions reinvested	3,165,135	64,632,066	5,330,746	98,778,716
Repurchased	(9,328,190)	(189,813,426)	(8,731,977)	(191,170,727)
Net increase (decrease)	4,089,965	$62,767,921	(411,822)	$(31,247,448)
Total net increase (decrease)	(37,187,760)	$(791,429,067)	61,988,878	$1,172,354,452
Affiliates of the fund owned 85% of shares of Class NAV on March 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $12,443,960,920 and $13,967,255,806, respectively, for the year ended March 31, 2020.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2020, funds within the John Hancock group of funds complex held 7.0% of the fund's net assets. There were no affiliated funds with an ownership of 5% or more of the fund's net assets.
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	606,508	$66,309,596	$935,159,549	$(995,376,003)	$(32,857)	$3,279	$1,174,490	—	$6,063,564

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	39

Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
40	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Disciplined Value Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 13, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	41

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $671,825,250 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
42	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers, LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Disciplined Value Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Boston Partners Global Investors, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at an in-person meeting held on March 15-18, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•  Operation of the Fund's Redemption-In-Kind Procedures;

•  Highly Liquid Investment Minimum (HLIM) determination;

•  Compliance with the 15% limit on illiquid investments;

•  Reasonably Anticipated Trade Size (RATS) determination;

•  Security-level liquidity classifications; and

•  Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       43

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       44

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	204
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	204
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	204
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	204
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	204
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	204
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       46

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	204
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	204
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	204
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	204
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       47

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	204
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	204
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       48

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       49

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Boston Partners Global Investors, Inc.

Portfolio Managers

David T. Cohen, CFA
Mark E. Donovan, CFA
Stephanie T. McGirr
David J. Pyle, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       50

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1149213	340A 3/20 5/2020

John Hancock

Global Shareholder Yield Fund

Annual report 3/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R2, and Class R6) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets were on pace to deliver strong returns during the 12 months ended March 31, 2020, until heightened fears over the coronavirus (COVID-19) sent markets tumbling during the last five weeks of the period.

In response to the sell-off, governments and banks in some of the hardest hit areas throughout the world enacted policies and stimulus efforts designed to reignite their respective economies. While these measures helped lift equity and fixed-income markets in the United States during the final two weeks of March, results were mixed in other areas of the world.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Shareholder Yield Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
15	Financial statements
19	Financial highlights
26	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Statement regarding liquidity risk management
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2020 (%)

Class A shares (without sales charge)
MSCI World Index
Morningstar world large stock fund category average
–17.96
–10.39
–11.92
–3.41
1.92
1.05
–0.59
3.25
2.30
4.95
6.57
5.60
1 year
3 year
5 year
10 year

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus. The fund recently experienced negative short-term performance due to market volatility associated with the COVID-19 pandemic.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A pandemic interrupted positive momentum for developed-market equities

Most global developed-market stocks posted negative returns, as the COVID-19 pandemic triggered an abrupt downward shift in market momentum.

The fund trailed its benchmark index

The fund underperformed its benchmark, the MSCI World Index, owing in part to the negative impact from the fund's underweight in the information technology sector and its overweight in the energy sector.

The fund's positioning in selected sectors aided relative performance

Our stock selection in the industrials sector and the fund's overweight in the utilities sector provided a measure of downside protection relative to the benchmark.

SECTOR COMPOSITION AS OF 3/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       4

Manager's discussion of fund performance

What were the main drivers of global developed-market equity performance during the 12 months ended March 31, 2020?

Most global stocks, as measured by the fund's benchmark, generated positive momentum during the middle of the period, but the emergence of the COVID-19 pandemic in the period's closing months produced an abrupt shift, and stocks sustained deep losses overall.

Early in the period, stocks were lifted by dovish central bank comments, which helped to offset the negative impact from trade frictions and downgrades to the global economic outlook. However, trade tensions eased as the United States and China eventually reached a phase one agreement. The COVID-19 outbreak began to weigh on global markets in January, and the resulting public health crisis and eventual near-shutdown of large segments of an already-fragile global economy triggered extreme market volatility starting in February.

How did the fund perform in this environment?

The fund underperformed the benchmark by a wide margin, owing in part to the negative impact from its underweight in information technology, the top performer at the sector level. An overweight in energy also had a negative impact, as that sector was the weakest performer, owing in part to a sharp decline in prices of crude oil, which slid to the lowest levels in 18 years. Stock selection in the real estate sector was another key detractor, as COVID-19-related shutdowns, social distancing rules,

TOP 10 HOLDINGS AS OF 3/31/20 (%)		TOP 10 COUNTRIES AS OF 3/31/20 (%)
Verizon Communications, Inc.	2.3	United States	54.9
Microsoft Corp.	2.0	United Kingdom	9.5
Dominion Energy, Inc.	1.9	France	6.6
Duke Energy Corp.	1.8	Canada	6.1
National Grid PLC	1.7	Germany	5.5
Pfizer, Inc.	1.7	Italy	3.6
Snam SpA	1.7	Switzerland	3.5
Takeda Pharmaceutical Company, Ltd.	1.6	Japan	2.4
BAE Systems PLC	1.5	South Korea	1.0
Philip Morris International, Inc.	1.5	Australia	0.9
TOTAL	17.7	TOTAL	94.0
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       5

and quarantines had a devastating effect on businesses, which fueled concern for commercial real estate operators and landlords as tenants sought rent relief.

On the positive side, relative performance was aided by selection in the industrials sector, notably in the aerospace and defense industry; an underweight in the sector had a positive impact as well. The fund's overweight in utilities was beneficial, as the sector provided a measure of downside protection relative to the broader market.

At the individual security level, what were the key drivers of relative performance?

Positions in the energy sector had a significantly negative impact, including Occidental Petroleum Corp. (United States), Royal Dutch Shell PLC (Netherlands), and Enterprise Products Partners LP (United States). Other notable detractors were positions in Unibail-Rodamco-Westfield (France), a commercial real estate company, and Imperial Brands PLC (United Kingdom), a tobacco company. We sold the fund's positions in all of the above, except for Enterprise Products.

Among the positions that had the most positive impact were three U.K.-based companies: pharmaceutical maker AstraZeneca PLC, electric and gas utility National Grid PLC, and defense contractor BAE Systems PLC.

MANAGED BY

William W. Priest, CFA On the fund since 2007 Investing since 1965
John Tobin, Ph.D., CFA On the fund since 2014 Investing since 1981
Kera Van Valen, CFA On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA On the fund since 2007 Investing since 1986

The views expressed in this report are exclusively those of Kera Van Valen, CFA, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 3-31-20	as of 3-31-20
Class A	-22.06	-1.60	4.42	-7.75	54.05	3.27	3.06
Class B	-22.50	-1.64	4.33	-7.95	52.73	2.54	2.38
Class C	-19.37	-1.33	4.19	-6.46	50.77	2.62	2.46
Class I2	-17.77	-0.33	5.30	-1.66	67.61	3.72	3.56
Class R2[2,3]	-18.10	-0.74	4.84	-3.64	60.39	3.37	3.25
Class R6[2,3]	-17.69	-0.21	5.31	-1.04	67.84	3.83	3.69
Class NAV[2]	-17.77	-0.23	5.41	-1.15	69.30	3.84	3.72
Index†	-10.39	3.25	6.57	17.31	88.98	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.28	1.98	1.98	0.98	1.38	0.88	0.87
Net (%)	1.09	1.84	1.84	0.84	1.24	0.74	0.86

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Shareholder Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	3-31-10	15,273	15,273	18,898
Class C4	3-31-10	15,077	15,077	18,898
Class I2	3-31-10	16,761	16,761	18,898
Class R2[2,3]	3-31-10	16,039	16,039	18,898
Class R6[2,3]	3-31-10	16,784	16,784	18,898
Class NAV[2]	3-31-10	16,930	16,930	18,898

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2 and Class R6 shares were first offered 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	9

Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2019	Ending value on 3-31-2020	Expenses paid during period ended 3-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 796.20	$4.89	1.09%
	Hypothetical example	1,000.00	1,019.60	5.50	1.09%
Class B	Actual expenses/actual returns	1,000.00	793.80	8.25	1.84%
	Hypothetical example	1,000.00	1,015.80	9.27	1.84%
Class C	Actual expenses/actual returns	1,000.00	793.80	8.25	1.84%
	Hypothetical example	1,000.00	1,015.80	9.27	1.84%
Class I	Actual expenses/actual returns	1,000.00	797.20	3.77	0.84%
	Hypothetical example	1,000.00	1,020.80	4.24	0.84%
Class R2	Actual expenses/actual returns	1,000.00	795.50	5.48	1.22%
	Hypothetical example	1,000.00	1,018.90	6.16	1.22%
Class R6	Actual expenses/actual returns	1,000.00	798.20	3.33	0.74%
	Hypothetical example	1,000.00	1,021.30	3.74	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	797.50	3.33	0.74%
	Hypothetical example	1,000.00	1,021.30	3.74	0.74%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
10	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Fund’s investments
AS OF 3-31-20
	Shares	Value
Common stocks 97.0%		$1,432,580,761
(Cost $1,463,308,750)
Australia 0.9%		13,039,770
Commonwealth Bank of Australia (A)	193,430	7,298,131
Macquarie Group, Ltd.	107,808	5,741,639
Canada 6.1%		89,990,417
BCE, Inc.	496,289	20,358,675
Fortis, Inc.	332,101	12,806,879
Nutrien, Ltd.	385,670	13,089,640
Pembina Pipeline Corp. (A)	386,866	7,257,346
Rogers Communications, Inc., Class B	234,392	9,783,405
Royal Bank of Canada	189,546	11,740,727
TELUS Corp. (A)	945,816	14,953,745
Denmark 0.9%		12,711,944
Novo Nordisk A/S, B Shares	212,873	12,711,944
France 6.6%		97,108,611
AXA SA	1,136,427	19,241,937
Cie Generale des Etablissements Michelin SCA	140,511	12,306,646
Danone SA	191,307	12,243,319
Sanofi	235,003	20,345,377
SCOR SE	352,704	7,759,932
TOTAL SA	436,954	16,463,920
Vinci SA	107,056	8,747,480
Germany 5.5%		81,593,054
Allianz SE	128,915	21,953,923
BASF SE	290,231	13,565,977
Deutsche Post AG	458,422	12,289,669
Deutsche Telekom AG	610,326	7,882,633
Muenchener Rueckversicherungs-Gesellschaft AG	82,712	16,630,950
Siemens AG	110,705	9,269,902
Italy 3.6%		52,505,757
Assicurazioni Generali SpA	798,950	10,821,621
Snam SpA	5,411,557	24,732,463
Terna Rete Elettrica Nazionale SpA	2,696,789	16,951,673
Japan 2.4%		34,974,274
Takeda Pharmaceutical Company, Ltd.	786,800	23,956,574
Tokio Marine Holdings, Inc.	240,800	11,017,700
Norway 0.8%		12,590,999
Orkla ASA	1,469,587	12,590,999
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	11

	Shares	Value
Singapore 0.6%		$9,124,190
Singapore Exchange, Ltd.	1,416,700	9,124,190
South Korea 1.0%		14,636,269
Samsung Electronics Company, Ltd., GDR (B)	14,797	14,636,269
Switzerland 3.5%		51,932,608
Nestle SA	166,070	17,000,220
Novartis AG	259,732	21,427,588
Roche Holding AG	41,974	13,504,800
Taiwan 0.7%		10,515,759
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	220,041	10,515,759
United Kingdom 9.5%		140,463,836
AstraZeneca PLC, ADR	328,268	14,660,449
BAE Systems PLC	3,524,279	22,643,515
British American Tobacco PLC	500,000	17,032,592
British American Tobacco PLC, ADR (A)	176,392	6,030,842
Coca-Cola European Partners PLC	244,522	9,176,911
GlaxoSmithKline PLC	977,386	18,339,792
Lloyds Banking Group PLC	13,556,929	5,300,091
National Grid PLC	2,176,400	25,429,603
Unilever PLC	433,274	21,850,041
United States 54.9%		811,393,273
AbbVie, Inc.	269,670	20,546,157
Altria Group, Inc.	528,578	20,440,111
Ameren Corp.	135,134	9,841,809
American Electric Power Company, Inc. (A)	190,209	15,212,916
Amgen, Inc.	65,773	13,334,160
AT&T, Inc.	739,215	21,548,117
BlackRock, Inc.	22,143	9,742,256
Broadcom, Inc.	37,072	8,789,771
CenterPoint Energy, Inc.	953,587	14,732,919
Chevron Corp.	105,237	7,625,473
Cisco Systems, Inc.	443,072	17,417,160
CME Group, Inc.	46,217	7,991,381
Comcast Corp., Class A	246,948	8,490,072
Dominion Energy, Inc. (A)	379,691	27,409,893
Dow, Inc.	335,443	9,808,353
Duke Energy Corp.	329,464	26,647,048
Eaton Corp. PLC	187,154	14,539,994
Emerson Electric Company	223,031	10,627,427
Entergy Corp.	184,513	17,338,687
Enterprise Products Partners LP (A)	860,434	12,304,206
Exxon Mobil Corp.	194,330	7,378,710
FirstEnergy Corp.	492,754	19,744,653
12	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Hanesbrands, Inc. (A)	693,609	$5,458,703
IBM Corp.	178,298	19,778,597
Intel Corp.	248,742	13,461,917
Iron Mountain, Inc.	623,650	14,842,870
Johnson & Johnson	141,713	18,582,826
Kimberly-Clark Corp.	125,927	16,102,285
KLA Corp.	87,254	12,541,890
Las Vegas Sands Corp.	297,773	12,646,419
Lazard, Ltd., Class A (A)	319,756	7,533,451
Leggett & Platt, Inc.	237,381	6,333,325
Lockheed Martin Corp.	37,194	12,606,906
LyondellBasell Industries NV, Class A	196,721	9,763,263
Magellan Midstream Partners LP	289,402	10,560,279
McDonald's Corp.	43,051	7,118,483
Merck & Company, Inc.	286,412	22,036,539
MetLife, Inc.	391,650	11,972,741
Microsoft Corp.	184,467	29,092,291
People's United Financial, Inc. (A)	849,073	9,382,257
PepsiCo, Inc.	105,237	12,638,964
Pfizer, Inc.	770,743	25,157,052
Philip Morris International, Inc.	304,350	22,205,376
Phillips 66	161,443	8,661,417
PPL Corp.	615,877	15,199,844
Target Corp.	116,598	10,840,116
Texas Instruments, Inc.	161,443	16,132,999
The Coca-Cola Company	245,155	10,848,109
The Home Depot, Inc.	44,247	8,261,357
The PNC Financial Services Group, Inc.	66,969	6,410,273
The Procter & Gamble Company	108,226	11,904,860
Truist Financial Corp.	296,577	9,146,435
United Parcel Service, Inc., Class B	93,278	8,714,031
UnitedHealth Group, Inc.	40,061	9,990,412
Verizon Communications, Inc.	627,044	33,691,078
Watsco, Inc. (A)	68,762	10,866,459
WEC Energy Group, Inc.	113,010	9,959,571
Wells Fargo & Company	233,794	6,709,888
Welltower, Inc.	278,041	12,728,717

	Yield (%)	Shares	Value
Short-term investments 2.1%			$31,461,673
(Cost $31,469,568)
Short-term funds 2.1%			31,461,673
John Hancock Collateral Trust (C)	1.1260(D)	3,146,954	31,461,673

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	13

Total investments (Cost $1,494,778,318) 99.1%	$1,464,042,434
Other assets and liabilities, net 0.9%	13,508,589
Total net assets 100.0%	$1,477,551,023

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	All or a portion of this security is on loan as of 3-31-20.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-20.
At 3-31-20, the aggregate cost of investments for federal income tax purposes was $1,499,256,916. Net unrealized depreciation aggregated to $35,214,482, of which $186,388,178 related to gross unrealized appreciation and $221,602,660 related to gross unrealized depreciation.
14	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-20

Assets
Unaffiliated investments, at value (Cost $1,463,308,750) including $30,823,577 of securities loaned	$1,432,580,761
Affiliated investments, at value (Cost $31,469,568)	31,461,673
Total investments, at value (Cost $1,494,778,318)	1,464,042,434
Cash	25,940,395
Foreign currency, at value (Cost $1,259,538)	1,264,065
Dividends and interest receivable	7,319,771
Receivable for fund shares sold	1,705,902
Receivable for investments sold	14,026,652
Receivable for securities lending income	38,665
Receivable from affiliates	6,012
Other assets	151,164
Total assets	1,514,495,060
Liabilities
Payable for investments purchased	2,767,301
Payable for fund shares repurchased	2,155,710
Payable upon return of securities loaned	31,628,006
Payable to affiliates
Accounting and legal services fees	59,231
Transfer agent fees	101,636
Distribution and service fees	111
Trustees' fees	1,805
Other liabilities and accrued expenses	230,237
Total liabilities	36,944,037
Net assets	$1,477,551,023
Net assets consist of
Paid-in capital	$1,600,059,549
Total distributable earnings (loss)	(122,508,526)
Net assets	$1,477,551,023

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	15

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($257,157,599 ÷ 29,834,065 shares)[1]	$8.62
Class B ($836,865 ÷ 96,860 shares)[1]	$8.64
Class C ($44,036,261 ÷ 5,097,227 shares)[1]	$8.64
Class I ($604,896,226 ÷ 69,916,176 shares)	$8.65
Class R2 ($550,577 ÷ 63,550 shares)	$8.66
Class R6 ($245,163,820 ÷ 28,384,832 shares)	$8.64
Class NAV ($324,909,675 ÷ 37,586,952 shares)	$8.64
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.07

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  3-31-20

Investment income
Dividends	$81,881,951
Interest	641,323
Securities lending	494,724
Less foreign taxes withheld	(3,599,589)
Total investment income	79,418,409
Expenses
Investment management fees	15,633,150
Distribution and service fees	1,674,810
Accounting and legal services fees	353,824
Transfer agent fees	1,489,956
Trustees' fees	38,923
Custodian fees	502,096
State registration fees	136,172
Printing and postage	103,452
Professional fees	87,847
Other	73,662
Total expenses	20,093,892
Less expense reductions	(2,934,528)
Net expenses	17,159,364
Net investment income	62,259,045
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(66,117,259)
Affiliated investments	(102,226)
(66,219,485)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(311,873,543)
Affiliated investments	(8,469)
(311,882,012)
Net realized and unrealized loss	(378,101,497)
Decrease in net assets from operations	$(315,842,452)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-20	Year ended 3-31-19
Increase (decrease) in net assets
From operations
Net investment income	$62,259,045	$74,015,611
Net realized gain (loss)	(66,219,485)	27,988,241
Change in net unrealized appreciation (depreciation)	(311,882,012)	(343,263)
Increase (decrease) in net assets resulting from operations	(315,842,452)	101,660,589
Distributions to shareholders
From earnings
Class A	(15,750,740)	(18,749,401)
Class B	(84,788)	(251,126)
Class C	(2,561,797)	(4,077,675)
Class I	(39,251,704)	(47,923,352)
Class R2	(33,638)	(56,799)
Class R6	(16,610,095)	(24,556,365)
Class NAV	(22,256,224)	(27,887,901)
Total distributions	(96,548,986)	(123,502,619)
From fund share transactions	(147,804,453)	(272,070,100)
Total decrease	(560,195,891)	(293,912,130)
Net assets
Beginning of year	2,037,746,914	2,331,659,044
End of year	$1,477,551,023	$2,037,746,914
18	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$11.03	$11.14	$11.31	$10.78	$9.89	$11.78
Net investment income[2]	0.33	0.35	0.04	0.32	0.27	0.33
Net realized and unrealized gain (loss) on investments	(2.21)	0.16	(0.16)	0.53	0.92	(1.42)
Total from investment operations	(1.88)	0.51	(0.12)	0.85	1.19	(1.09)
Less distributions
From net investment income	(0.33)	(0.35)	(0.05)	(0.32)	(0.30)	(0.32)
From net realized gain	(0.20)	(0.27)	—	—	—	(0.48)
Total distributions	(0.53)	(0.62)	(0.05)	(0.32)	(0.30)	(0.80)
Net asset value, end of period	$8.62	$11.03	$11.14	$11.31	$10.78	$9.89
Total return (%)[3,4]	(17.96)	4.86	(1.03) [5]	7.87	12.21	(9.38)
Ratios and supplemental data
Net assets, end of period (in millions)	$257	$334	$348	$355	$381	$470
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.28	1.30 [6]	1.27	1.29	1.29
Expenses including reductions	1.09	1.09	1.09 [6]	1.09	1.26	1.28
Net investment income	2.96	3.18	3.78 [6]	2.85	2.62	3.03
Portfolio turnover (%)	33	16	2	19	25	33

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	19

CLASS B SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$11.05	$11.15	$11.30	$10.78	$9.89	$11.78
Net investment income[2]	0.27	0.27	0.03	0.25	0.20	0.25
Net realized and unrealized gain (loss) on investments	(2.23)	0.17	(0.15)	0.50	0.92	(1.42)
Total from investment operations	(1.96)	0.44	(0.12)	0.75	1.12	(1.17)
Less distributions
From net investment income	(0.25)	(0.27)	(0.03)	(0.23)	(0.23)	(0.24)
From net realized gain	(0.20)	(0.27)	—	—	—	(0.48)
Total distributions	(0.45)	(0.54)	(0.03)	(0.23)	(0.23)	(0.72)
Net asset value, end of period	$8.64	$11.05	$11.15	$11.30	$10.78	$9.89
Total return (%)[3,4]	(18.59)	4.16	(1.05) [5]	6.98	11.42	(10.10)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$4	$7	$7	$11	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	1.97	2.00 [6]	1.97	1.99	2.02
Expenses including reductions	1.84	1.84	1.84 [6]	1.84	1.97	2.02
Net investment income	2.41	2.49	3.03 [6]	2.19	1.94	2.31
Portfolio turnover (%)	33	16	2	19	25	33

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
20	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$11.05	$11.16	$11.31	$10.78	$9.90	$11.79
Net investment income[2]	0.25	0.27	0.03	0.24	0.20	0.25
Net realized and unrealized gain (loss) on investments	(2.21)	0.16	(0.15)	0.52	0.91	(1.41)
Total from investment operations	(1.96)	0.43	(0.12)	0.76	1.11	(1.16)
Less distributions
From net investment income	(0.25)	(0.27)	(0.03)	(0.23)	(0.23)	(0.25)
From net realized gain	(0.20)	(0.27)	—	—	—	(0.48)
Total distributions	(0.45)	(0.54)	(0.03)	(0.23)	(0.23)	(0.73)
Net asset value, end of period	$8.64	$11.05	$11.16	$11.31	$10.78	$9.90
Total return (%)[3,4]	(18.59)	4.06	(1.05) [5]	6.98	11.41	(10.02)
Ratios and supplemental data
Net assets, end of period (in millions)	$44	$75	$107	$110	$126	$133
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	1.97	2.00 [6]	1.97	1.99	1.99
Expenses including reductions	1.84	1.84	1.84 [6]	1.84	1.97	1.98
Net investment income	2.27	2.49	3.03 [6]	2.11	1.92	2.33
Portfolio turnover (%)	33	16	2	19	25	33

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	21

CLASS I SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$11.07	$11.18	$11.35	$10.82	$9.93	$11.83
Net investment income[2]	0.36	0.38	0.04	0.36	0.31	0.37
Net realized and unrealized gain (loss) on investments	(2.22)	0.16	(0.15)	0.51	0.91	(1.43)
Total from investment operations	(1.86)	0.54	(0.11)	0.87	1.22	(1.06)
Less distributions
From net investment income	(0.36)	(0.38)	(0.06)	(0.34)	(0.33)	(0.36)
From net realized gain	(0.20)	(0.27)	—	—	—	(0.48)
Total distributions	(0.56)	(0.65)	(0.06)	(0.34)	(0.33)	(0.84)
Net asset value, end of period	$8.65	$11.07	$11.18	$11.35	$10.82	$9.93
Total return (%)[3]	(17.77)	5.10	(0.96) [4]	8.10	12.51	(9.13)
Ratios and supplemental data
Net assets, end of period (in millions)	$605	$815	$881	$894	$1,245	$957
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	0.99	1.00 [5]	0.97	0.97	0.97
Expenses including reductions	0.84	0.84	0.84 [5]	0.84	0.95	0.97
Net investment income	3.22	3.44	4.03 [5]	3.12	2.91	3.37
Portfolio turnover (%)	33	16	2	19	25	33

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
22	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$11.08	$11.19	$11.35	$10.82	$9.93	$11.82
Net investment income[2]	0.32	0.33	0.03	0.30	0.26	0.32
Net realized and unrealized gain (loss) on investments	(2.22)	0.16	(0.14)	0.53	0.92	(1.43)
Total from investment operations	(1.90)	0.49	(0.11)	0.83	1.18	(1.11)
Less distributions
From net investment income	(0.32)	(0.33)	(0.05)	(0.30)	(0.29)	(0.30)
From net realized gain	(0.20)	(0.27)	—	—	—	(0.48)
Total distributions	(0.52)	(0.60)	(0.05)	(0.30)	(0.29)	(0.78)
Net asset value, end of period	$8.66	$11.08	$11.19	$11.35	$10.82	$9.93
Total return (%)[3]	(18.10)	4.68	(0.98) [4]	7.68	12.04	(9.51)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.36	1.38 [5]	1.37	1.36	1.86
Expenses including reductions	1.22	1.22	1.24 [5]	1.24	1.34	1.43
Net investment income	2.86	3.02	3.62 [5]	2.62	2.50	2.92
Portfolio turnover (%)	33	16	2	19	25	33

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	23

CLASS R6 SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$11.06	$11.16	$11.34	$10.81	$9.92	$11.81
Net investment income[2]	0.37	0.39	0.04	0.31	0.30	0.38
Net realized and unrealized gain (loss) on investments	(2.22)	0.17	(0.16)	0.57	0.93	(1.42)
Total from investment operations	(1.85)	0.56	(0.12)	0.88	1.23	(1.04)
Less distributions
From net investment income	(0.37)	(0.39)	(0.06)	(0.35)	(0.34)	(0.37)
From net realized gain	(0.20)	(0.27)	—	—	—	(0.48)
Total distributions	(0.57)	(0.66)	(0.06)	(0.35)	(0.34)	(0.85)
Net asset value, end of period	$8.64	$11.06	$11.16	$11.34	$10.81	$9.92
Total return (%)[3]	(17.69)	5.31	(1.03) [4]	8.22	12.66	(8.94)
Ratios and supplemental data
Net assets, end of period (in millions)	$245	$351	$477	$483	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.88	0.89 [5]	0.87	0.87	1.45
Expenses including reductions	0.74	0.74	0.74 [5]	0.74	0.85	0.85
Net investment income	3.34	3.57	4.13 [5]	2.61	2.85	3.48
Portfolio turnover (%)	33	16	2	19	25	33

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
24	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$11.06	$11.17	$11.34	$10.81	$9.92	$11.82
Net investment income[2]	0.37	0.39	0.04	0.36	0.32	0.37
Net realized and unrealized gain (loss) on investments	(2.22)	0.16	(0.15)	0.52	0.91	(1.42)
Total from investment operations	(1.85)	0.55	(0.11)	0.88	1.23	(1.05)
Less distributions
From net investment income	(0.37)	(0.39)	(0.06)	(0.35)	(0.34)	(0.37)
From net realized gain	(0.20)	(0.27)	—	—	—	(0.48)
Total distributions	(0.57)	(0.66)	(0.06)	(0.35)	(0.34)	(0.85)
Net asset value, end of period	$8.64	$11.06	$11.17	$11.34	$10.81	$9.92
Total return (%)[3]	(17.77)	5.30	(0.94) [4]	8.11	12.76	(9.03)
Ratios and supplemental data
Net assets, end of period (in millions)	$325	$458	$511	$514	$535	$554
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.87	0.88 [5]	0.86	0.86	0.86
Expenses including reductions	0.74	0.74	0.74 [5]	0.74	0.85	0.85
Net investment income	3.32	3.54	4.13 [5]	3.19	3.03	3.45
Portfolio turnover (%)	33	16	2	19	25	33

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	25

Notes to financial statements
Note 1—Organization
John Hancock Global Shareholder Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,
26	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of March 31, 2020, by major security category or type:
	Total value at 3-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$13,039,770	—	$13,039,770	—
Canada	89,990,417	$89,990,417	—	—
Denmark	12,711,944	—	12,711,944	—
France	97,108,611	—	97,108,611	—
Germany	81,593,054	—	81,593,054	—
Italy	52,505,757	—	52,505,757	—
Japan	34,974,274	—	34,974,274	—
Norway	12,590,999	—	12,590,999	—
Singapore	9,124,190	—	9,124,190	—
South Korea	14,636,269	—	14,636,269	—
Switzerland	51,932,608	—	51,932,608	—
Taiwan	10,515,759	10,515,759	—	—
United Kingdom	140,463,836	29,868,202	110,595,634	—
United States	811,393,273	811,393,273	—	—
Short-term investments	31,461,673	31,461,673	—	—
Total investments in securities	$1,464,042,434	$973,229,324	$490,813,110	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	27

ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2020, the fund loaned securities valued at $30,823,577 and received $31,628,006 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
28	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2020 were $6,859.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $87,225,016 that are a result of security transactions occurring after October 31, 2019, are treated as occurring on April 1, 2020, the first day of the fund’s next taxable year.
As of March 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2020 and 2019 was as follows:
	March 31, 2020	March 31, 2019
Ordinary income	$67,470,050	$72,791,029
Long-term capital gains	29,078,936	50,711,590
Total	$96,548,986	$123,502,619
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2020, there were no distributable earnings on a tax basis.
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	29

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation. Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of 0.800% of average daily net assets. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares, as applicable, exceed 1.09%, 1.84%, 1.84%, 0.84%, 1.24%, and 0.74%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, “expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares” means all class expenses (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based on upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund’s expenses exceed 0.74% of average net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the
30	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

ordinary course of the fund’s business, advisory fees, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This voluntary expense reduction will continue in effect until terminated at any time by the Advisor on notice to the fund.
For the year ended March 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$653,307
Class B	3,320
Class C	96,189
Class I	1,172,801
Class	Expense reduction
Class R2	$935
Class R6	456,168
Class NAV	551,808
Total	$2,934,528

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2020, were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2020 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $413,268 for the year ended March 31, 2020. Of this amount, $71,553 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $341,715 was paid as sales commissions to broker-dealers.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2020, CDSCs received by the Distributor amounted to $2,478 and $1,493 for Class A and Class C shares, respectively. During the year ended March 31, 2020, there were no CDSCs received by the Distributor for Class B shares.
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	31

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$992,243	$401,131
Class B	23,057	2,766
Class C	656,066	79,344
Class I	—	965,829
Class R2	3,444	91
Class R6	—	40,795
Total	$1,674,810	$1,489,956
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2020 and 2019 were as follows:
	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,060,895	$55,505,983	5,161,275	$56,794,764
Distributions reinvested	1,426,626	15,435,830	1,729,739	18,423,338
Repurchased	(6,920,446)	(74,350,835)	(7,845,691)	(86,052,357)
Net decrease	(432,925)	$(3,409,022)	(954,677)	$(10,834,255)
Class B shares
Sold	1,022	$13,714	4,751	$53,547
Distributions reinvested	6,585	73,013	18,486	196,711
Repurchased	(245,982)	(2,647,333)	(290,776)	(3,181,473)
Net decrease	(238,375)	$(2,560,606)	(267,539)	$(2,931,215)
32	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class C shares
Sold	177,891	$1,935,032	274,532	$3,029,238
Distributions reinvested	224,189	2,461,371	368,049	3,918,414
Repurchased	(2,136,687)	(23,207,373)	(3,370,446)	(37,274,570)
Net decrease	(1,734,607)	$(18,810,970)	(2,727,865)	$(30,326,918)
Class I shares
Sold	13,847,419	$151,299,218	12,921,368	$142,302,285
Distributions reinvested	3,591,473	38,902,359	4,441,626	47,545,936
Repurchased	(21,095,735)	(226,991,285)	(22,619,195)	(249,211,116)
Net decrease	(3,656,843)	$(36,789,708)	(5,256,201)	$(59,362,895)
Class R2 shares
Sold	10,495	$115,586	11,527	$127,833
Distributions reinvested	3,059	33,350	5,270	56,283
Repurchased	(21,581)	(243,938)	(48,362)	(535,315)
Net decrease	(8,027)	$(95,002)	(31,565)	$(351,199)
Class R6 shares
Sold	5,075,379	$54,966,937	6,476,957	$71,621,251
Distributions reinvested	1,535,978	16,606,455	2,295,625	24,540,724
Repurchased	(9,996,795)	(108,749,059)	(19,726,348)	(215,104,129)
Net decrease	(3,385,438)	$(37,175,667)	(10,953,766)	$(118,942,154)
Class NAV shares
Sold	1,794,177	$16,247,432	352,106	$3,936,930
Distributions reinvested	2,054,726	22,256,224	2,605,631	27,887,901
Repurchased	(7,644,056)	(87,467,134)	(7,312,294)	(81,146,295)
Net decrease	(3,795,153)	$(48,963,478)	(4,354,557)	$(49,321,464)
Total net decrease	(13,251,368)	$(147,804,453)	(24,546,170)	$(272,070,100)
Affiliates of the fund owned 100% of shares of Class NAV on March 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $621,249,634 and $794,148,348, respectively, for the year ended March 31, 2020.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2020, funds within the John Hancock group of funds complex held 22.0% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	33

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	7.4%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	7.2%
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	3,146,954	$28,542,057	$926,134,232	$(923,103,921)	$(102,226)	$(8,469)	$494,724	—	$31,461,673

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
34	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Global Shareholder Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Global Shareholder Yield Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 13, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	35

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $29,078,936 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers, LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Global Shareholder Yield Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Epoch Investment Partners, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at an in-person meeting held on March 15-18, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•  Operation of the Fund's Redemption-In-Kind Procedures;

•  Highly Liquid Investment Minimum (HLIM) determination;

•  Compliance with the 15% limit on illiquid investments;

•  Reasonably Anticipated Trade Size (RATS) determination;

•  Security-level liquidity classifications; and

•  Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       37

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       38

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	204
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	204
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	204
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	204
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	204
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	204
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	204
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	204
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	204
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	204
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       41

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	204
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	204
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       42

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       43

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Epoch Investment Partners, Inc.

Portfolio Managers

William W. Priest, CFA
John M. Tobin, Ph.D., CFA
Kera Van Valen, CFA
Michael A. Welhoelter, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1149217	320A 3/20 5/2020

John Hancock

International Growth Fund

Annual report 3/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, and Class R6) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets were on pace to deliver strong returns during the 12 months ended March 31, 2020, until heightened fears over the coronavirus (COVID-19) sent markets tumbling during the last five weeks of the period.

In response to the sell-off, governments and banks in some of the hardest hit areas throughout the world enacted policies and stimulus efforts designed to reignite their respective economies. While these measures helped lift equity and fixed-income markets in the United States during the final two weeks of March, results were mixed in other areas of the world.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Growth Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
14	Financial statements
18	Financial highlights
27	Notes to financial statements
37	Report of independent registered public accounting firm
38	Tax information
39	Statement regarding liquidity risk management
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2020 (%)

Class A shares (without sales charge)
MSCI AC World ex-USA Growth Index
Morningstar foreign large growth fund category average
–7.87
–7.31
–8.38
4.01
2.53
2.22
3.57
2.10
1.81
6.61
3.91
4.11
1 year
3 year
5 year
10 year

The MSCI AC World ex-USA Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus. The fund recently experienced negative short-term performance due to market volatility associated with the COVID-19 pandemic.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund underperformed its benchmark

The fund posted a negative return for the period and trailed its benchmark, the MSCI AC World ex-USA Growth Index.

Performance effects of security selection

Stock picking in the healthcare and industrials sectors detracted from the fund's relative performance, offset by selection in financials and communication services.

Opportunities at period end

The fund maintained overweights in information technology, healthcare, and financials; consumer staples, materials, and energy remained notable underweights.

SECTOR COMPOSITION AS OF 3/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       4

Manager's discussion of fund performance

How did the fund perform during the 12 months ended March 31, 2020?

In a difficult market environment characterized by dramatic volatility in the period's final weeks, as the coronavirus and its economic and social effects took center stage, the fund had a negative return and trailed the return of its benchmark, the MSCI AC World ex-USA Growth Index. From the standpoint of security selection, picks in the information technology and healthcare sectors notably detracted, while selection in financials and communication services were offsetting positives. A relative underweight in the consumer staples sector and an overweight in the lagging financials category detracted. An overweight in information technology and underweight in energy, the market's weakest-performing sector this period, contributed.

Which stocks detracted and which added value?

The fund's biggest individual detractors were two French holdings, aerospace components company Safran SA and aircraft manufacturer Airbus SE. Shares of both companies came under pressure as efforts to curb the spread of the coronavirus dramatically curtailed airline traffic. We eliminated Safran from the portfolio. Other notable detractors included Irish aircraft-leasing company AerCap Holdings NV and U.K.-based food service company Compass Group PLC.

The fund's top relative contributor was Spanish wireless telecommunication services provider Cellnex Telecom S.A. The stock held up better than the market in the first

TOP 10 HOLDINGS AS OF 3/31/20 (%)		TOP 10 COUNTRIES AS OF 3/31/20 (%)
Alibaba Group Holding, Ltd., ADR	5.4	China	19.2
Nestle SA	5.0	Switzerland	14.9
Tencent Holdings, Ltd.	5.0	France	9.6
Taiwan Semiconductor Manufacturing Company, Ltd.	4.3	Japan	9.1
Roche Holding AG	4.2	United Kingdom	7.9
AstraZeneca PLC	3.1	Taiwan	6.9
Novartis AG	3.0	Netherlands	6.3
AIA Group, Ltd.	2.8	Ireland	5.3
ASML Holding NV	2.8	Hong Kong	4.1
Hoya Corp.	2.2	Spain	3.5
TOTAL	37.8	TOTAL	86.8
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       5

quarter of 2020, supported by its leading market position in European cell tower infrastructure, which facilitates work-from-home capabilities, as well as its continued revenue growth and better visibility for free cash flow. Other positions that significantly contributed included Hoya Corp., a Japan-based manufacturer of optical products used in healthcare and technology applications, and ASML Holding N.V., a Netherlands-based semiconductor manufacturer.

How did you position the fund at period end?

The macroeconomic indicators we follow suggest the global economy is declining. We've accordingly moved to overweight quality and capital return factors while underweighting growth and valuation factors in our investment process. We've increased the fund's exposure to the information technology (IT) sector, as we believe IT spending will continue to expand, particularly given the recent phenomenon of social distancing. We also maintained an overweighting in healthcare and financials, particularly among high-quality insurance companies rather than banks, to which we've been reducing exposure in light of the current low interest-rate environment.

The fund is underweight in consumer staples, which we believe offers less-attractive valuation upside, and materials and energy, two sectors that are often too capital intensive to rank highly for quality. From a regional perspective, the fund remains overweight in China and Europe, where we hold high-quality companies that we view as global leaders and are attractively valued compared to multinational firms in other regions.

MANAGED BY

John A. Boselli, CFA On the fund since 2014 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-12.48	2.51	6.06	13.19	80.14
Class B	-13.08	2.47	5.98	13.00	78.77
Class C	-9.44	2.84	5.83	15.04	76.28
Class I1	-7.61	3.87	6.97	20.91	96.11
Class R2[1,2]	-7.98	3.44	6.55	18.42	88.52
Class R4[1,2]	-7.77	3.70	6.68	19.91	90.89
Class R6[1,2]	-7.52	3.99	6.83	21.63	93.62
Class 1[1]	-7.55	3.95	7.04	21.40	97.42
Class NAV[1,2]	-7.51	3.98	6.82	21.55	93.42
Index 1†	-7.31	2.10	3.91	10.97	46.77
Index 2†	-14.38	-0.62	2.72	-3.05	30.72

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6	Class 1	Class NAV
Gross (%)	1.29	1.99	1.99	0.99	1.39	1.24	0.89	0.92	0.87
Net (%)	1.28	1.98	1.98	0.98	1.38	1.13	0.88	0.91	0.86

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI AC World ex-USA Growth Index; Index 2 is the MSCI EAFE Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	3-31-10	17,877	17,877	14,677	13,072
Class C3	3-31-10	17,628	17,628	14,677	13,072
Class I1	3-31-10	19,611	19,611	14,677	13,072
Class R2[1,2]	3-31-10	18,852	18,852	14,677	13,072
Class R4[1,2]	3-31-10	19,089	19,089	14,677	13,072
Class R6[1,2]	3-31-10	19,362	19,362	14,677	13,072
Class 1[1]	3-31-10	19,742	19,742	14,677	13,072
Class NAV[1,2]	3-31-10	19,342	19,342	14,677	13,072

The MSCI AC World ex-USA Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Class NAV shares were first offered on 6-2-15. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	9

Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2019	Ending value on 3-31-2020	Expenses paid during period ended 3-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 890.40	$ 6.10	1.29%
	Hypothetical example	1,000.00	1,018.60	6.51	1.29%
Class B	Actual expenses/actual returns	1,000.00	887.30	9.39	1.99%
	Hypothetical example	1,000.00	1,015.10	10.03	1.99%
Class C	Actual expenses/actual returns	1,000.00	887.00	9.39	1.99%
	Hypothetical example	1,000.00	1,015.10	10.03	1.99%
Class I	Actual expenses/actual returns	1,000.00	891.40	4.68	0.99%
	Hypothetical example	1,000.00	1,020.10	5.00	0.99%
Class R2	Actual expenses/actual returns	1,000.00	889.60	6.52	1.38%
	Hypothetical example	1,000.00	1,018.10	6.96	1.38%
Class R4	Actual expenses/actual returns	1,000.00	890.80	5.34	1.13%
	Hypothetical example	1,000.00	1,019.40	5.70	1.13%
Class R6	Actual expenses/actual returns	1,000.00	892.00	4.16	0.88%
	Hypothetical example	1,000.00	1,020.60	4.45	0.88%
Class 1	Actual expenses/actual returns	1,000.00	891.90	4.35	0.92%
	Hypothetical example	1,000.00	1,020.40	4.65	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	892.30	4.12	0.87%
	Hypothetical example	1,000.00	1,020.70	4.40	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
10	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

Fund’s investments
AS OF 3-31-20
	Shares	Value
Common stocks 99.4%		$7,653,107,316
(Cost $6,955,325,353)
Australia 1.1%		87,739,486
Goodman Group	11,970,447	87,739,486
Canada 3.0%		227,483,277
Dollarama, Inc.	3,217,369	89,253,241
Intact Financial Corp.	1,599,368	138,230,036
China 19.2%		1,477,163,938
Alibaba Group Holding, Ltd., ADR (A)	2,137,203	415,643,238
ANTA Sports Products, Ltd.	13,585,000	98,582,316
China Tower Corp., Ltd., H Shares (B)	380,338,642	84,511,572
CSPC Pharmaceutical Group, Ltd.	66,377,345	130,570,186
Kweichow Moutai Company, Ltd., Class A	638,446	99,219,300
Ping An Insurance Group Company of China, Ltd., H Shares	9,802,892	95,737,604
Shenzhou International Group Holdings, Ltd.	7,798,100	81,802,580
TAL Education Group, ADR (A)	1,680,921	89,525,852
Tencent Holdings, Ltd.	7,719,800	381,571,290
Denmark 1.5%		113,786,903
DSV Panalpina A/S	1,251,381	113,786,903
France 9.6%		737,896,362
Airbus SE	1,691,609	109,078,227
Edenred	3,000,010	124,498,947
L'Oreal SA	489,178	126,604,679
LVMH Moet Hennessy Louis Vuitton SE	418,496	153,484,116
Schneider Electric SE	1,350,554	114,152,834
Worldline SA (A)(B)(C)	1,865,049	110,077,559
Germany 3.2%		243,270,715
adidas AG	585,949	130,096,797
Deutsche Boerse AG	823,777	113,173,918
Hong Kong 4.1%		313,693,249
AIA Group, Ltd.	24,466,725	219,090,735
Hong Kong Exchanges & Clearing, Ltd.	3,157,700	94,602,514
Ireland 5.3%		409,579,431
Accenture PLC, Class A	705,371	115,158,869
Experian PLC	3,809,407	105,868,271
ICON PLC (A)	672,553	91,467,208
Medtronic PLC	1,076,570	97,085,083
Japan 9.1%		701,843,390
Bandai Namco Holdings, Inc.	1,627,200	78,924,478
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	11

	Shares	Value
Japan (continued)
Hoya Corp.	1,956,900	$166,398,200
Keyence Corp.	484,400	155,740,686
SMC Corp.	232,400	97,432,242
Tokio Marine Holdings, Inc.	2,177,100	99,612,271
Tokyo Electron, Ltd.	556,600	103,735,513
Netherlands 6.3%		488,887,038
ASML Holding NV	809,531	213,404,536
Koninklijke Philips NV	2,772,895	113,847,867
Wolters Kluwer NV	2,279,398	161,634,635
Spain 3.5%		265,971,831
Cellnex Telecom SA (A)(B)	3,324,691	150,816,346
Industria de Diseno Textil SA	4,443,814	115,155,485
Sweden 2.8%		219,231,757
EQT AB (A)(C)	8,629,670	102,611,339
Swedish Match AB	2,059,716	116,620,418
Switzerland 14.9%		1,146,672,289
Logitech International SA	1,977,651	84,697,706
Nestle SA	3,762,268	385,135,082
Novartis AG	2,761,584	227,827,471
Partners Group Holding AG	188,696	129,193,703
Roche Holding AG	994,021	319,818,327
Taiwan 6.9%		528,128,201
Largan Precision Company, Ltd.	733,000	92,555,382
MediaTek, Inc.	9,940,000	106,688,287
Taiwan Semiconductor Manufacturing Company, Ltd.	36,533,323	328,884,532
United Kingdom 7.9%		611,000,658
Aon PLC	434,303	71,677,367
AstraZeneca PLC	2,714,113	241,823,871
BAE Systems PLC	16,339,232	104,979,668
Compass Group PLC	7,064,155	110,060,072
IHS Markit, Ltd.	1,374,328	82,459,680
United States 1.0%		80,758,791
Amdocs, Ltd.	1,469,143	80,758,791

	Yield (%)	Shares	Value
Short-term investments 0.4%			$28,302,480
(Cost $28,301,878)
Short-term funds 0.1%			3,802,480
John Hancock Collateral Trust (D)	1.1260(E)	380,343	3,802,480

12	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Repurchase agreement 0.3%		24,500,000
Bank of America Corp. Tri-Party Repurchase Agreement dated 3-31-20 at 0.010% to be repurchased at $15,700,004 on 4-1-20, collateralized by $15,319,200 U.S. Treasury Notes, 2.500% due 2-15-22 (valued at $16,014,089)	15,700,000	15,700,000
Societe Generale Tri-Party Repurchase Agreement dated 3-31-20 at 0.010% to be repurchased at $8,800,002 on 4-1-20, collateralized by $5,199,487 Federal National Mortgage Association, 3.000% due 11-1-49 (valued at $5,527,044), $3,230,681 Government National Mortgage Association, 3.000% due 12-20-49 (valued at $3,448,865) and $100 U.S. Treasury Bills, 0.000% due 6-18-20 (valued at $100)	8,800,000	8,800,000

Total investments (Cost $6,983,627,231) 99.8%	$7,681,409,796
Other assets and liabilities, net 0.2%	17,031,648
Total net assets 100.0%	$7,698,441,444

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 3-31-20.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 3-31-20.
At 3-31-20, the aggregate cost of investments for federal income tax purposes was $7,035,130,054. Net unrealized appreciation aggregated to $646,279,742, of which $1,049,301,282 related to gross unrealized appreciation and $403,021,540 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-20

Assets
Unaffiliated investments, at value (Cost $6,979,825,353) including $3,403,141 of securities loaned	$7,677,607,316
Affiliated investments, at value (Cost $3,801,878)	3,802,480
Total investments, at value (Cost $6,983,627,231)	7,681,409,796
Cash	56,628
Foreign currency, at value (Cost $819,739)	819,960
Dividends and interest receivable	21,815,993
Receivable for fund shares sold	23,476,220
Receivable for investments sold	20,755,456
Receivable for securities lending income	10,094
Other assets	235,617
Total assets	7,748,579,764
Liabilities
Foreign capital gains tax payable	2,571,159
Payable for investments purchased	24,443,875
Payable for fund shares repurchased	17,258,223
Payable upon return of securities loaned	3,843,532
Payable to affiliates
Accounting and legal services fees	300,418
Transfer agent fees	588,813
Distribution and service fees	7,193
Trustees' fees	7,931
Other liabilities and accrued expenses	1,117,176
Total liabilities	50,138,320
Net assets	$7,698,441,444
Net assets consist of
Paid-in capital	$7,440,471,251
Total distributable earnings (loss)	257,970,193
Net assets	$7,698,441,444

14	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($456,089,312 ÷ 18,558,745 shares)[1]	$24.58
Class B ($368,531 ÷ 15,305 shares)[1]	$24.08
Class C ($180,641,090 ÷ 7,516,764 shares)[1]	$24.03
Class I ($4,677,374,038 ÷ 189,887,696 shares)	$24.63
Class R2 ($29,655,138 ÷ 1,205,287 shares)	$24.60
Class R4 ($7,207,895 ÷ 292,723 shares)	$24.62
Class R6 ($1,434,030,688 ÷ 58,172,743 shares)	$24.65
Class 1 ($58,870,896 ÷ 2,391,339 shares)	$24.62
Class NAV ($854,203,856 ÷ 34,699,800 shares)	$24.62
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$25.87

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	15

STATEMENT OF OPERATIONS For the year ended  3-31-20

Investment income
Dividends	$178,970,078
Securities lending	2,041,424
Interest	1,214,473
Less foreign taxes withheld	(19,943,204)
Total investment income	162,282,771
Expenses
Investment management fees	75,673,527
Distribution and service fees	4,403,028
Accounting and legal services fees	1,697,610
Transfer agent fees	8,118,778
Trustees' fees	180,398
Custodian fees	3,350,708
State registration fees	209,515
Printing and postage	318,321
Professional fees	221,313
Other	455,641
Total expenses	94,628,839
Less expense reductions	(700,685)
Net expenses	93,928,154
Net investment income	68,354,617
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(55,538,167) [1]
Affiliated investments	(42,736)
(55,580,903)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(639,220,880) [2]
Affiliated investments	416
(639,220,464)
Net realized and unrealized loss	(694,801,367)
Decrease in net assets from operations	$(626,446,750)

[1]	Net of foreign taxes of $(9,540,173).
[2]	Net of $845,205 decrease in deferred foreign withholding taxes.
16	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-20	Year ended 3-31-19
Increase (decrease) in net assets
From operations
Net investment income	$68,354,617	$87,829,784
Net realized loss	(55,580,903)	(327,404,032)
Change in net unrealized appreciation (depreciation)	(639,220,464)	(203,438,382)
Decrease in net assets resulting from operations	(626,446,750)	(443,012,630)
Distributions to shareholders
From earnings
Class A	(2,418,886)	(14,660,561)
Class B	—	(20,861)
Class C	—	(4,998,651)
Class I	(39,918,280)	(144,368,088)
Class R2	(119,573)	(906,042)
Class R4	(54,100)	(191,219)
Class R6	(14,116,540)	(49,853,759)
Class 1	(571,277)	(2,141,203)
Class NAV	(8,104,635)	(28,574,370)
Total distributions	(65,303,291)	(245,714,754)
From fund share transactions	(1,050,898,927)	245,618,755
Total decrease	(1,742,648,968)	(443,108,629)
Net assets
Beginning of year	9,441,090,412	9,884,199,041
End of year	$7,698,441,444	$9,441,090,412
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	17

Financial highlights
CLASS A SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$26.79	$28.52	$28.43	$21.69	$19.90	$21.64
Net investment income[2]	0.13	0.19	0.02	0.11	0.17	0.10
Net realized and unrealized gain (loss) on investments	(2.22)	(1.31)	0.07	6.69	1.75	(1.81)
Total from investment operations	(2.09)	(1.12)	0.09	6.80	1.92	(1.71)
Less distributions
From net investment income	(0.12)	(0.15)	—	(0.06)	(0.13)	(0.03)
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	(0.12)	(0.61)	—	(0.06)	(0.13)	(0.03)
Net asset value, end of period	$24.58	$26.79	$28.52	$28.43	$21.69	$19.90
Total return (%)[3,4]	(7.87)	(3.69)	0.32 [5]	31.38	9.62	(7.86)
Ratios and supplemental data
Net assets, end of period (in millions)	$456	$609	$827	$803	$427	$615
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.28	1.29 [6]	1.29	1.32	1.38
Expenses including reductions	1.29	1.28	1.28 [6]	1.28	1.32	1.37
Net investment income	0.45	0.72	0.69 [6]	0.41	0.79	0.48
Portfolio turnover (%)	80	98	4	65	94	82

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
18	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$26.33	$28.06	$27.99	$21.45	$19.70	$21.55
Net investment income (loss)[2]	(0.06)	0.02	— [3]	(0.04)	0.04	0.02
Net realized and unrealized gain (loss) on investments	(2.19)	(1.29)	0.07	6.58	1.71	(1.87)
Total from investment operations	(2.25)	(1.27)	0.07	6.54	1.75	(1.85)
Less distributions
From net investment income	—	—	—	—	—	—
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	—	(0.46)	—	—	—	—
Net asset value, end of period	$24.08	$26.33	$28.06	$27.99	$21.45	$19.70
Total return (%)[4,5]	(8.51)	(4.36)	0.25 [6]	30.49	8.88	(8.58)
Ratios and supplemental data
Net assets, end of period (in millions)	$— [7]	$1	$2	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	1.98	1.99 [8]	1.99	2.03	2.32
Expenses including reductions	1.99	1.98	1.98 [8]	1.98	2.02	2.12
Net investment income (loss)	(0.21)	0.08	(0.01) [8]	(0.15)	0.19	0.07
Portfolio turnover (%)	80	98	4	65	94	82

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	19

CLASS C SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$26.27	$28.00	$27.93	$21.40	$19.66	$21.49
Net investment income (loss)[2]	(0.06)	— [3]	— [3]	(0.09)	0.01	(0.07)
Net realized and unrealized gain (loss) on investments	(2.18)	(1.27)	0.07	6.62	1.73	(1.76)
Total from investment operations	(2.24)	(1.27)	0.07	6.53	1.74	(1.83)
Less distributions
From net investment income	—	—	—	—	—	—
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	—	(0.46)	—	—	—	—
Net asset value, end of period	$24.03	$26.27	$28.00	$27.93	$21.40	$19.66
Total return (%)[4,5]	(8.53)	(4.37)	0.25 [6]	30.51	8.85	(8.52)
Ratios and supplemental data
Net assets, end of period (in millions)	$181	$263	$349	$333	$145	$113
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	1.98	1.99 [7]	1.99	2.03	2.08
Expenses including reductions	1.99	1.98	1.98 [7]	1.98	2.02	2.07
Net investment income (loss)	(0.24)	(0.01)	(0.01) [7]	(0.33)	0.03	(0.33)
Portfolio turnover (%)	80	98	4	65	94	82

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
20	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$26.84	$28.59	$28.49	$21.72	$19.94	$21.67
Net investment income[2]	0.21	0.24	0.02	0.18	0.20	0.16
Net realized and unrealized gain (loss) on investments	(2.22)	(1.30)	0.08	6.72	1.77	(1.80)
Total from investment operations	(2.01)	(1.06)	0.10	6.90	1.97	(1.64)
Less distributions
From net investment income	(0.20)	(0.23)	—	(0.13)	(0.19)	(0.09)
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	(0.20)	(0.69)	—	(0.13)	(0.19)	(0.09)
Net asset value, end of period	$24.63	$26.84	$28.59	$28.49	$21.72	$19.94
Total return (%)[3]	(7.61)	(3.45)	0.35 [4]	31.82	9.96	(7.59)
Ratios and supplemental data
Net assets, end of period (in millions)	$4,677	$5,576	$5,631	$5,424	$2,380	$1,168
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.00	1.00 [5]	0.99	1.02	1.06
Expenses including reductions	0.99	0.99	0.99 [5]	0.98	1.01	1.06
Net investment income	0.74	0.89	0.98 [5]	0.70	0.94	0.73
Portfolio turnover (%)	80	98	4	65	94	82

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	21

CLASS R2 SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16 [2]
Per share operating performance
Net asset value, beginning of period	$26.82	$28.55	$28.45	$21.71	$19.92	$21.46
Net investment income (loss)[3]	0.12	0.15	0.02	0.13	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(2.25)	(1.30)	0.08	6.65	1.91	(1.56)
Total from investment operations	(2.13)	(1.15)	0.10	6.78	1.89	(1.54)
Less distributions
From net investment income	(0.09)	(0.12)	—	(0.04)	(0.10)	—
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	(0.09)	(0.58)	—	(0.04)	(0.10)	—
Net asset value, end of period	$24.60	$26.82	$28.55	$28.45	$21.71	$19.92
Total return (%)[4]	(7.98)	(3.81)	0.35 [5]	31.23	9.54	(7.18) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$43	$43	$37	$12	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	1.38	1.32 [6]	1.40	1.42	1.90 [6]
Expenses including reductions	1.38	1.37	1.31 [6]	1.39	1.42	1.52 [6]
Net investment income (loss)	0.41	0.54	0.71 [6]	0.49	(0.08)	0.11 [6]
Portfolio turnover (%)	80	98	4	65	94	82 [7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
22	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16 [2]
Per share operating performance
Net asset value, beginning of period	$26.84	$28.57	$28.48	$21.72	$19.94	$21.46
Net investment income[3]	0.16	0.22	0.02	0.17	0.19	0.05
Net realized and unrealized gain (loss) on investments	(2.22)	(1.30)	0.07	6.69	1.75	(1.54)
Total from investment operations	(2.06)	(1.08)	0.09	6.86	1.94	(1.49)
Less distributions
From net investment income	(0.16)	(0.19)	—	(0.10)	(0.16)	(0.03)
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	(0.16)	(0.65)	—	(0.10)	(0.16)	(0.03)
Net asset value, end of period	$24.62	$26.84	$28.57	$28.48	$21.72	$19.94
Total return (%)[4]	(7.77)	(3.53)	0.32 [5]	31.60	9.81	(6.95) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$8	$8	$9	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.24	1.25 [6]	1.24	1.25	1.66 [6]
Expenses including reductions	1.13	1.13	1.14 [6]	1.13	1.14	1.24 [6]
Net investment income	0.58	0.80	0.83 [6]	0.64	0.88	0.24 [6]
Portfolio turnover (%)	80	98	4	65	94	82 [7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	23

CLASS R6 SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16 [2]
Per share operating performance
Net asset value, beginning of period	$26.86	$28.61	$28.50	$21.73	$19.95	$21.46
Net investment income[3]	0.24	0.27	0.03	0.05	0.20	0.12
Net realized and unrealized gain (loss) on investments	(2.22)	(1.30)	0.08	6.88	1.79	(1.53)
Total from investment operations	(1.98)	(1.03)	0.11	6.93	1.99	(1.41)
Less distributions
From net investment income	(0.23)	(0.26)	—	(0.16)	(0.21)	(0.10)
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	(0.23)	(0.72)	—	(0.16)	(0.21)	(0.10)
Net asset value, end of period	$24.65	$26.86	$28.61	$28.50	$21.73	$19.95
Total return (%)[4]	(7.52)	(3.32)	0.39 [5]	31.91	10.08	(6.59) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,434	$1,836	$1,795	$1,702	$18	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.89	0.89 [6]	0.90	0.93	1.37 [6]
Expenses including reductions	0.88	0.88	0.88 [6]	0.89	0.90	0.95 [6]
Net investment income	0.85	1.01	1.09 [6]	0.16	0.95	0.60 [6]
Portfolio turnover (%)	80	98	4	65	94	82 [7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
24	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16
Per share operating performance
Net asset value, beginning of period	$26.83	$28.57	$28.47	$21.71	$19.93	$21.65
Net investment income[2]	0.23	0.28	0.03	0.21	0.23	0.23
Net realized and unrealized gain (loss) on investments	(2.22)	(1.30)	0.07	6.70	1.76	(1.84)
Total from investment operations	(1.99)	(1.02)	0.10	6.91	1.99	(1.61)
Less distributions
From net investment income	(0.22)	(0.26)	—	(0.15)	(0.21)	(0.11)
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	(0.22)	(0.72)	—	(0.15)	(0.21)	(0.11)
Net asset value, end of period	$24.62	$26.83	$28.57	$28.47	$21.71	$19.93
Total return (%)[3]	(7.55)	(3.32)	0.35 [4]	31.86	10.04	(7.49)
Ratios and supplemental data
Net assets, end of period (in millions)	$59	$78	$93	$91	$50	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.92	0.92 [5]	0.93	0.95	1.00
Expenses including reductions	0.92	0.92	0.92 [5]	0.92	0.94	0.99
Net investment income	0.82	1.05	1.06 [5]	0.79	1.09	1.06
Portfolio turnover (%)	80	98	4	65	94	82

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	25

CLASS NAV SHARES Period ended	3-31-20	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16 [2]
Per share operating performance
Net asset value, beginning of period	$26.82	$28.57	$28.47	$21.71	$19.93	$22.66
Net investment income[3]	0.24	0.29	0.03	0.23	0.19	0.11
Net realized and unrealized gain (loss) on investments	(2.21)	(1.31)	0.07	6.69	1.81	(2.72)
Total from investment operations	(1.97)	(1.02)	0.10	6.92	2.00	(2.61)
Less distributions
From net investment income	(0.23)	(0.27)	—	(0.16)	(0.22)	(0.12)
From net realized gain	—	(0.46)	—	—	—	—
Total distributions	(0.23)	(0.73)	—	(0.16)	(0.22)	(0.12)
Net asset value, end of period	$24.62	$26.82	$28.57	$28.47	$21.71	$19.93
Total return (%)[4]	(7.51)	(3.27)	0.35 [5]	31.91	10.10	(11.57) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$854	$1,028	$1,136	$1,151	$864	$86
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.87	0.87 [6]	0.88	0.91	0.94 [6]
Expenses including reductions	0.87	0.87	0.87 [6]	0.87	0.90	0.93 [6]
Net investment income	0.87	1.06	1.10 [6]	0.89	0.91	0.69 [6]
Portfolio turnover (%)	80	98	4	65	94	82 [7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class NAV shares is 6-2-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
26	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock International Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return primarily through capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The fund is closed to new investors, except as provided in the fund’s prospectus.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	27

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of March 31, 2020, by major security category or type:
	Total value at 3-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$87,739,486	—	$87,739,486	—
Canada	227,483,277	$227,483,277	—	—
China	1,477,163,938	505,169,090	971,994,848	—
Denmark	113,786,903	—	113,786,903	—
France	737,896,362	—	737,896,362	—
Germany	243,270,715	—	243,270,715	—
Hong Kong	313,693,249	—	313,693,249	—
Ireland	409,579,431	303,711,160	105,868,271	—
Japan	701,843,390	—	701,843,390	—
Netherlands	488,887,038	—	488,887,038	—
Spain	265,971,831	—	265,971,831	—
Sweden	219,231,757	—	219,231,757	—
Switzerland	1,146,672,289	—	1,146,672,289	—
Taiwan	528,128,201	—	528,128,201	—
United Kingdom	611,000,658	154,137,047	456,863,611	—
28	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

	Total value at 3-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
United States	$80,758,791	$80,758,791	—	—
Short-term investments	28,302,480	3,802,480	$24,500,000	—
Total investments in securities	$7,681,409,796	$1,275,061,845	$6,406,347,951	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	29

compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2020, the fund loaned securities valued at $3,403,141 and received $3,843,532 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2020 were $24,533.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
30	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of March 31, 2020, the fund has a short-term capital loss carryforward of $391,104,401 available to offset future net realized capital gains. This carryforward does not expire.
As of March 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2020 and 2019 was as follows:
	March 31, 2020	March 31, 2019
Ordinary income	$65,303,291	$86,299,307
Long-term capital gains	—	159,415,447
Total	$65,303,291	$245,714,754
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2020, the components of distributable earnings on a tax basis consisted of $5,091,303 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, wash sale loss deferrals and foreign capital gains tax.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation. Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 0.900% of the first $500 million of the fund’s aggregate average daily net assets (together with the assets of any other applicable
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	31

fund identified in the advisory agreement); (b) 0.850% of the next $500 million of the fund’s aggregate average daily net assets, and (c) 0.800% of the fund’s aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended March 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$42,745
Class B	54
Class C	17,752
Class I	416,129
Class R2	2,845
Class	Expense reduction
Class R4	$613
Class R6	132,198
Class 1	5,640
Class NAV	74,424
Total	$692,400

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2020, were equivalent to a net annual effective rate of 0.80% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2020 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class 1	0.05%	—
32	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $8,285 for Class R4 shares for the year ended March 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $160,925 for the year ended March 31, 2020. Of this amount, $27,265 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $133,660 was paid as sales commissions to broker-dealers.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2020, CDSCs received by the Distributor amounted to $1,329, $3 and $6,814 for Class A, Class B and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,734,593	$700,730
Class B	7,309	881
Class C	2,401,499	290,780
Class I	—	6,898,760
Class R2	192,618	4,760
Class R4	28,871	1,033
Class R6	—	221,834
Class 1	38,138	—
Total	$4,403,028	$8,118,778
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	33

affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$10,603,094	12	1.710%	$(6,043)
Lender	$5,674,808	4	1.941%	1,224
Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2020 and 2019 were as follows:
	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,446,594	$68,358,288	3,934,860	$107,881,677
Distributions reinvested	80,353	2,361,574	588,267	14,212,523
Repurchased	(6,692,046)	(183,226,522)	(10,780,632)	(288,739,157)
Net decrease	(4,165,099)	$(112,506,660)	(6,257,505)	$(166,644,957)
Class B shares
Sold	734	$20,222	1,025	$27,679
Distributions reinvested	—	—	735	17,482
Repurchased	(22,043)	(603,733)	(27,519)	(722,736)
Net decrease	(21,309)	$(583,511)	(25,759)	$(677,575)
Class C shares
Sold	254,037	$6,963,940	924,629	$24,604,117
Distributions reinvested	—	—	197,102	4,679,208
Repurchased	(2,740,410)	(73,029,343)	(3,565,527)	(92,001,072)
Net decrease	(2,486,373)	$(66,065,403)	(2,443,796)	$(62,717,747)
Class I shares
Sold	49,477,777	$1,366,902,827	95,608,369	$2,596,657,426
Distributions reinvested	1,167,622	34,363,108	5,206,727	125,950,713
Repurchased	(68,467,588)	(1,865,250,138)	(90,103,831)	(2,356,584,416)
Net increase (decrease)	(17,822,189)	$(463,984,203)	10,711,265	$366,023,723
Class R2 shares
Sold	202,705	$5,575,034	441,295	$11,837,910
Distributions reinvested	3,673	108,135	33,567	812,332
Repurchased	(598,767)	(16,480,184)	(370,850)	(10,005,761)
Net increase (decrease)	(392,389)	$(10,797,015)	104,012	$2,644,481
34	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	140,115	$3,952,475	69,035	$1,861,755
Distributions reinvested	1,838	54,100	7,905	191,219
Repurchased	(145,979)	(4,067,537)	(74,859)	(2,008,808)
Net increase (decrease)	(4,026)	$(60,962)	2,081	$44,166
Class R6 shares
Sold	8,691,254	$245,579,858	17,610,134	$484,165,158
Distributions reinvested	475,842	14,013,544	2,047,381	49,546,630
Repurchased	(19,333,160)	(539,601,756)	(14,078,112)	(373,109,601)
Net increase (decrease)	(10,166,064)	$(280,008,354)	5,579,403	$160,602,187
Class 1 shares
Sold	153,496	$4,299,780	394,196	$10,902,977
Distributions reinvested	19,424	571,277	88,589	2,141,203
Repurchased	(702,781)	(19,373,039)	(833,044)	(22,291,454)
Net decrease	(529,861)	$(14,501,982)	(350,259)	$(9,247,274)
Class NAV shares
Sold	2,253,310	$63,614,641	1,905,823	$49,201,008
Distributions reinvested	275,574	8,104,635	1,182,714	28,574,370
Repurchased	(6,147,081)	(174,110,113)	(4,532,900)	(122,183,627)
Net decrease	(3,618,197)	$(102,390,837)	(1,444,363)	$(44,408,249)
Total net increase (decrease)	(39,205,507)	$(1,050,898,927)	5,875,079	$245,618,755
Affiliates of the fund owned 100% and 90% of shares of Class 1 and Classs NAV, respectively, on March 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $7,381,183,034 and $8,462,828,229, respectively, for the year ended March 31, 2020.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2020, funds within the John Hancock group of funds complex held 10.0% of the fund's net assets. There were no affiliated funds with an ownership of 5% or more of the fund's net assets.
ANNUAL REPORT | JOHN HANCOCK International Growth Fund	35

Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	380,343	$35,310,762	$1,877,809,147	$(1,909,275,109)	$(42,736)	$416	$2,041,424	—	$3,802,480

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
36	JOHN HANCOCK International Growth Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock International Growth Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 13, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	37

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Income derived from foreign sources was $141,811,676. The fund intends to pass through foreign tax credits of $24,094,300.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
38	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers, LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock International Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Wellington Management Company, LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at an in-person meeting held on March 15-18, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•  Operation of the Fund's Redemption-In-Kind Procedures;

•  Highly Liquid Investment Minimum (HLIM) determination;

•  Compliance with the 15% limit on illiquid investments;

•  Reasonably Anticipated Trade Size (RATS) determination;

•  Security-level liquidity classifications; and

•  Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       39

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       40

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	204
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	204
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	204
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	204
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	204
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	204
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	204
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	204
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	204
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	204
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       43

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	204
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	204
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       44

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       45

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Wellington Management Company LLP

Portfolio Manager

John A. Boselli, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank. N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock International Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1149222	87A 3/20 5/2020

John Hancock

U.S. Quality Growth Fund

Annual report 3/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, and Class R6) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets were on pace to deliver strong returns during the 12 months ended March 31, 2020, until heightened fears over the coronavirus (COVID-19) sent markets tumbling during the last five weeks of the period. After the longest bull market in U.S. history, we're now in bear market territory.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. These steps, along with the passage of an estimated $2 trillion federal economic stimulus bill, helped lift the markets in the final two weeks of March.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
U.S. Quality Growth Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
13	Financial statements
16	Financial highlights
23	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Statement regarding liquidity risk management
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2020 (%)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus. The fund recently experienced negative short-term performance due to market volatility associated with the COVID-19 pandemic.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund posted a positive return, but underperformed its benchmark

The fund modestly trailed its benchmark, the Russell 1000 Growth Index, for the period.

Challenges came from security selection

Security selection in the information technology and consumer staples sectors detracted, partly offset by favorable picks in the industrials sectors.

Sector positioning was positive

Sector allocation, deriving from our stock-by-stock investment approach, added value, reflecting the fund's underweight in industrials and overweight in information technology.

SECTOR COMPOSITION AS OF 3/31/2020 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       3

Manager's discussion of fund performance

How did the fund perform during the 12 months ended March 31, 2020?

In a difficult market environment characterized by dramatic volatility in the period's final month, as the coronavirus and its economic and social effects took center stage, the fund posted a small gain; however, it trailed the increase of its benchmark, the Russell 1000 Growth Index. Security selection in the information technology and consumer staples sectors were the primary relative performance challenges, partly offset by favorable picks in industrials. Sector allocation was positive, driven by a slight underweighting in industrials and an overweight in the outperforming information technology.

Which stocks detracted the most and which contributed?

A notable detractor was Sysco Corp., a food distributor to restaurants, healthcare, and education institutions. The stock underperformed due to the negative earnings impact of widespread restaurant and school closures in the wake of the coronavirus. We sold this position during the period.

Another detractor was consumer electronics giant Apple, Inc. The fund lacked ownership of this large benchmark component for roughly the first two-thirds of the fiscal year, thus missing out on a portion of the stock's strong gain. Further hampering relative performance was an overweight in FleetCor Technologies, Inc., a provider of payment products and services to commercial fleets.

TOP 10 HOLDINGS AS OF 3/31/2020 (%)

Microsoft Corp.	9.8
Apple, Inc.	9.3
Alphabet, Inc., Class A	6.0
Amazon.com, Inc.	5.6
Facebook, Inc., Class A	4.3
Visa, Inc., Class A	3.4
UnitedHealth Group, Inc.	3.0
Mastercard, Inc., Class A	2.8
Adobe, Inc.	2.6
Netflix, Inc.	2.4
TOTAL	49.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       4

On the positive side, the fund benefited from a position in Total System Services, Inc., which was no longer held at period end. Shares of this merchant acquirer and payment technology solutions company rose on news that the company agreed to be acquired by fund holding Global Payments, Inc. Also adding value was aerospace and defense company The Boeing Company, a weak-performing benchmark component the fund sold midway through the period.

How was the fund positioned at period end?

We've increased the fund's exposure to the information technology (IT) sector, as we believe IT spending will continue to expand, particularly given the recent phenomenon of social distancing. We also grew the fund's exposure to communication services, as companies in this sector are benefiting from increased online consumption of services and entertainment. Meanwhile, we reduced the fund's overweight in financials, given the challenges these companies face in a lower interest-rate environment, and various consumer-oriented companies at risk of generating lower earnings in the face of shuttering businesses.

As of period end, the fund also continued to underweight consumer staples, which we believe offers less-attractive valuation upside, and materials and energy, two sectors that are often too capital-intensive to rank highly for quality in our process. The macroeconomic indicators we follow suggest the U.S. economy is declining. We have accordingly moved to overweight quality and capital return factors while underweighting growth and valuation factors in our investment process.

MANAGED BY

John A. Boselli, CFA On the fund since 2018 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-4.94	7.94	12.78	46.53	170.67
Class C2	-1.69	8.24	12.90	48.55	173.26
Class I3	0.26	9.33	13.81	56.20	192.04
Class R2[2,3]	-0.12	8.91	13.39	53.22	183.18
Class R4[2,3]	0.17	9.18	13.56	55.11	186.69
Class R6[2,3]	0.38	9.46	13.74	57.13	190.42
Class NAV[3]	0.39	9.46	13.98	57.11	195.62
Index†	0.91	10.36	14.49	63.71	206.67

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.01	1.76	0.76	1.15	1.00	0.65	0.64
Net (%)	1.00	1.75	0.75	1.14	0.89	0.64	0.63

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Quality Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-11	27,326	27,326	30,667
Class I3	12-20-11	29,204	29,204	30,667
Class R2[2,3]	12-20-11	28,318	28,318	30,667
Class R4[2,3]	12-20-11	28,669	28,669	30,667
Class R6[2,3]	12-20-11	29,042	29,042	30,667
Class NAV[3]	12-20-11	29,562	29,562	30,667

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-11.
2	Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2019, with the same investment held until March 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.
8	JOHN HANCOCK U.S. QUALITY GROWTH FUND | ANNUAL REPORT

Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2019	Ending value on 3-31-2020	Expenses paid during period ended 3-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 943.10	$4.81	0.99%
	Hypothetical example	1,000.00	1,020.10	5.00	0.99%
Class C	Actual expenses/actual returns	1,000.00	939.80	8.44	1.74%
	Hypothetical example	1,000.00	1,016.30	8.77	1.74%
Class I	Actual expenses/actual returns	1,000.00	944.30	3.65	0.75%
	Hypothetical example	1,000.00	1,021.30	3.79	0.75%
Class R2	Actual expenses/actual returns	1,000.00	942.50	5.49	1.13%
	Hypothetical example	1,000.00	1,019.40	5.70	1.13%
Class R4	Actual expenses/actual returns	1,000.00	943.50	4.28	0.88%
	Hypothetical example	1,000.00	1,020.60	4.45	0.88%
Class R6	Actual expenses/actual returns	1,000.00	945.00	3.06	0.63%
	Hypothetical example	1,000.00	1,021.90	3.18	0.63%
Class NAV	Actual expenses/actual returns	1,000.00	945.10	3.06	0.63%
	Hypothetical example	1,000.00	1,021.90	3.18	0.63%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK U.S. QUALITY GROWTH FUND	9

Fund’s investments
AS OF 3-31-20
	Shares	Value
Common stocks 99.6%		$938,816,889
(Cost $818,401,711)
Communication services 14.1%		132,679,960
Entertainment 2.4%
Netflix, Inc. (A)	60,095	22,565,673
Interactive media and services 10.2%
Alphabet, Inc., Class A (A)	48,286	56,105,918
Facebook, Inc., Class A (A)	241,609	40,300,381
Media 1.5%
Charter Communications, Inc., Class A (A)	31,418	13,707,988
Consumer discretionary 10.8%		102,087,361
Internet and direct marketing retail 5.6%
Amazon.com, Inc. (A)	27,118	52,872,507
Specialty retail 5.2%
Ross Stores, Inc.	172,344	14,988,758
The Home Depot, Inc.	104,239	19,462,464
The TJX Companies, Inc.	308,798	14,763,632
Financials 4.9%		46,000,602
Capital markets 2.2%
Ares Management Corp., Class A	369,910	11,441,316
The Blackstone Group, Inc., Class A	207,016	9,433,719
Consumer finance 1.3%
American Express Company	141,616	12,123,746
Insurance 1.4%
The Progressive Corp.	176,081	13,001,821
Health care 15.5%		146,264,282
Biotechnology 1.8%
Vertex Pharmaceuticals, Inc. (A)	70,171	16,697,189
Health care equipment and supplies 6.0%
Abbott Laboratories	184,988	14,597,403
Baxter International, Inc.	145,562	11,818,179
Becton, Dickinson and Company	44,061	10,123,896
Danaher Corp.	72,536	10,039,708
Medtronic PLC	111,565	10,060,930
Health care providers and services 4.3%
Anthem, Inc.	51,774	11,754,769
UnitedHealth Group, Inc.	113,986	28,425,829
Life sciences tools and services 1.2%
Agilent Technologies, Inc.	165,327	11,840,720
10	JOHN HANCOCK U.S. QUALITY GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals 2.2%
Eli Lilly & Company	150,704	$20,905,659
Industrials 5.2%		48,716,409
Aerospace and defense 3.0%
L3Harris Technologies, Inc.	61,957	11,159,695
Lockheed Martin Corp.	48,884	16,569,232
Professional services 2.2%
Equifax, Inc.	85,274	10,185,979
TransUnion	163,214	10,801,503
Information technology 44.7%		421,444,162
Electronic equipment, instruments and components 1.2%
CDW Corp.	122,555	11,430,705
IT services 13.9%
Accenture PLC, Class A	107,869	17,610,693
Exela Technologies, Inc., PIPE (A)(B)	111,723	22,903
Fidelity National Information Services, Inc.	109,402	13,307,659
FleetCor Technologies, Inc. (A)	54,567	10,178,928
Global Payments, Inc.	96,964	13,985,118
Mastercard, Inc., Class A	110,304	26,645,034
PayPal Holdings, Inc. (A)	184,794	17,692,178
Visa, Inc., Class A	197,718	31,856,324
Semiconductors and semiconductor equipment 4.4%
KLA Corp.	82,715	11,889,454
Teradyne, Inc.	239,780	12,988,883
Texas Instruments, Inc.	161,814	16,170,073
Software 15.9%
Adobe, Inc. (A)	76,847	24,455,790
Intuit, Inc.	60,610	13,940,300
Microsoft Corp.	586,911	92,561,734
salesforce.com, Inc. (A)	132,079	19,016,734
Technology hardware, storage and peripherals 9.3%
Apple, Inc.	344,849	87,691,652
Materials 1.2%		11,048,246
Chemicals 1.2%
FMC Corp.	135,246	11,048,246
Real estate 3.2%		30,575,867
Equity real estate investment trusts 3.2%
American Tower Corp.	82,403	17,943,253
Digital Realty Trust, Inc.	90,941	12,632,614

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. QUALITY GROWTH FUND	11

	Yield (%)	Shares	Value
Short-term investments 1.1%			$10,166,349
(Cost $10,166,349)
Short-term funds 1.1%			10,166,349
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.3210(C)	10,166,349	10,166,349

Total investments (Cost $828,568,060) 100.7%	$948,983,238
Other assets and liabilities, net (0.7%)	(6,155,645)
Total net assets 100.0%	$942,827,593

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
PIPE	Private Investment in Public Equity
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	The rate shown is the annualized seven-day yield as of 3-31-20.
At 3-31-20, the aggregate cost of investments for federal income tax purposes was $834,171,944. Net unrealized appreciation aggregated to $114,811,294, of which $145,571,617 related to gross unrealized appreciation and $30,760,323 related to gross unrealized depreciation.
12	JOHN HANCOCK U.S. QUALITY GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-20

Assets
Unaffiliated investments, at value (Cost $828,568,060)	$948,983,238
Dividends and interest receivable	237,156
Receivable for fund shares sold	3,252,244
Receivable for securities lending income	129
Other assets	110,433
Total assets	952,583,200
Liabilities
Payable for investments purchased	6,735,323
Payable for fund shares repurchased	2,762,009
Payable to affiliates
Accounting and legal services fees	36,588
Transfer agent fees	84,728
Distribution and service fees	241
Trustees' fees	382
Other liabilities and accrued expenses	136,336
Total liabilities	9,755,607
Net assets	$942,827,593
Net assets consist of
Paid-in capital	$830,644,992
Total distributable earnings (loss)	112,182,601
Net assets	$942,827,593

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($458,361,106 ÷ 28,229,466 shares)[1]	$16.24
Class C ($22,596,345 ÷ 1,433,029 shares)[1]	$15.77
Class I ($320,834,042 ÷ 19,582,953 shares)	$16.38
Class R2 ($812,525 ÷ 49,616 shares)	$16.38
Class R4 ($869,782 ÷ 53,010 shares)	$16.41
Class R6 ($99,221,682 ÷ 6,043,287 shares)	$16.42
Class NAV ($40,132,111 ÷ 2,445,388 shares)	$16.41
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.09

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	13

STATEMENT OF OPERATIONS For the year ended  3-31-20

Investment income
Dividends	$9,440,414
Interest	122,987
Securities lending	3,198
Total investment income	9,566,599
Expenses
Investment management fees	5,251,115
Distribution and service fees	1,493,196
Accounting and legal services fees	156,728
Transfer agent fees	983,953
Trustees' fees	14,060
Custodian fees	105,419
State registration fees	126,606
Printing and postage	101,104
Professional fees	105,669
Other	47,869
Total expenses	8,385,719
Less expense reductions	(69,400)
Net expenses	8,316,319
Net investment income	1,250,280
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,512,073)
Affiliated investments	(1,468)
(1,513,541)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(21,077,986)
(21,077,986)
Net realized and unrealized loss	(22,591,527)
Decrease in net assets from operations	$(21,341,247)
14	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-20	Year ended 3-31-19
Increase (decrease) in net assets
From operations
Net investment income	$1,250,280	$1,088,219
Net realized gain (loss)	(1,513,541)	723,086,484
Change in net unrealized appreciation (depreciation)	(21,077,986)	(485,932,482)
Increase (decrease) in net assets resulting from operations	(21,341,247)	238,242,221
Distributions to shareholders
From earnings
Class A	—	(83,061,817)
Class C	—	(1,692,850)
Class I	(416,220)	(5,130,366)
Class R2	—	(174,632)
Class R4	(414)	(156,581)
Class R6	(216,751)	(1,983,279)
Class NAV	(89,547)	(267,256,660)
Total distributions	(722,932)	(359,456,185)
From fund share transactions
Fund share transactions	186,865,267	(1,167,772,986)
Issued in reorganization	229,828,003	—
From fund share transactions	416,693,270	(1,167,772,986)
Total increase (decrease)	394,629,091	(1,288,986,950)
Net assets
Beginning of year	548,198,502	1,837,185,452
End of year	$942,827,593	$548,198,502
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	15

Financial highlights
CLASS A SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$16.23	$17.94	$16.89	$15.33	$16.44
Net investment income (loss)[1]	0.01	(0.01)	0.01	0.04	0.03
Net realized and unrealized gain (loss) on investments	— [2]	2.22	3.62	2.12	(0.24)
Total from investment operations	0.01	2.21	3.63	2.16	(0.21)
Less distributions
From net investment income	—	(0.03)	(0.03)	(0.04)	(0.05)
From net realized gain	—	(3.89)	(2.55)	(0.56)	(0.85)
Total distributions	—	(3.92)	(2.58)	(0.60)	(0.90)
Net asset value, end of period	$16.24	$16.23	$17.94	$16.89	$15.33
Total return (%)[3,4]	0.06	12.22	21.91	14.34	(1.45)
Ratios and supplemental data
Net assets, end of period (in millions)	$458	$404	$379	$343	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.10	1.10	1.11	1.19
Expenses including reductions	1.00	1.09	1.09	1.10	1.18
Net investment income (loss)	0.03	(0.07)	0.03	0.27	0.20
Portfolio turnover (%)	91 [5]	88 [6]	83	94	90

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
16	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$15.88	$17.71	$16.80	$15.32	$16.51
Net investment loss[1]	(0.12)	(0.14)	(0.13)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	0.01 [2]	2.20	3.59	2.12	(0.25)
Total from investment operations	(0.11)	2.06	3.46	2.04	(0.34)
Less distributions
From net realized gain	—	(3.89)	(2.55)	(0.56)	(0.85)
Net asset value, end of period	$15.77	$15.88	$17.71	$16.80	$15.32
Total return (%)[3,4]	(0.69)	11.44	20.95	13.53	(2.24)
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$12	$18	$17	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.76	1.85	1.85	1.86	2.50
Expenses including reductions	1.75	1.84	1.84	1.85	1.94
Net investment loss	(0.72)	(0.85)	(0.72)	(0.48)	(0.54)
Portfolio turnover (%)	91 [5]	88 [6]	83	94	90

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	17

CLASS I SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$16.36	$18.05	$16.98	$15.41	$16.53
Net investment income[1]	0.05	0.04	0.06	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.01)	2.23	3.64	2.13	(0.24)
Total from investment operations	0.04	2.27	3.70	2.21	(0.16)
Less distributions
From net investment income	(0.02)	(0.07)	(0.08)	(0.08)	(0.11)
From net realized gain	—	(3.89)	(2.55)	(0.56)	(0.85)
Total distributions	(0.02)	(3.96)	(2.63)	(0.64)	(0.96)
Net asset value, end of period	$16.38	$16.36	$18.05	$16.98	$15.41
Total return (%)[2]	0.26	12.55	22.12	14.70	(1.17)
Ratios and supplemental data
Net assets, end of period (in millions)	$321	$115	$20	$17	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.87	0.84	0.85	0.90
Expenses including reductions	0.75	0.86	0.83	0.84	0.88
Net investment income	0.28	0.25	0.31	0.47	0.50
Portfolio turnover (%)	91 [3]	88 [4]	83	94	90

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions and merger activity.
[4]	Excludes in-kind transactions.
18	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$16.40	$18.08	$17.02	$15.44	$16.55
Net investment income (loss)[1]	(0.02)	(0.04)	(0.02)	0.03	0.01
Net realized and unrealized gain (loss) on investments	— [2]	2.25	3.64	2.14	(0.25)
Total from investment operations	(0.02)	2.21	3.62	2.17	(0.24)
Less distributions
From net investment income	—	— [2]	(0.01)	(0.03)	(0.02)
From net realized gain	—	(3.89)	(2.55)	(0.56)	(0.85)
Total distributions	—	(3.89)	(2.56)	(0.59)	(0.87)
Net asset value, end of period	$16.38	$16.40	$18.08	$17.02	$15.44
Total return (%)[3]	(0.12)	12.13	21.68	14.30	(1.63)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.25	1.22	1.18	4.73
Expenses including reductions	1.14	1.25	1.21	1.17	1.32
Net investment income (loss)	(0.11)	(0.22)	(0.11)	0.19	0.06
Portfolio turnover (%)	91 [5]	88 [6]	83	94	90

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	19

CLASS R4 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$16.39	$18.08	$17.01	$15.43	$16.55
Net investment income[1]	0.03	0.01	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investments	— [2]	2.24	3.65	2.14	(0.25)
Total from investment operations	0.03	2.25	3.68	2.21	(0.21)
Less distributions
From net investment income	(0.01)	(0.05)	(0.06)	(0.07)	(0.06)
From net realized gain	—	(3.89)	(2.55)	(0.56)	(0.85)
Total distributions	(0.01)	(3.94)	(2.61)	(0.63)	(0.91)
Net asset value, end of period	$16.41	$16.39	$18.08	$17.01	$15.43
Total return (%)[3]	0.17	12.36	22.05	14.60	(1.47)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$— [4]	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.10	1.06	1.02	4.73
Expenses including reductions	0.89	1.00	0.95	0.91	1.13
Net investment income	0.15	0.03	0.18	0.44	0.25
Portfolio turnover (%)	91 [5]	88 [6]	83	94	90

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
20	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$16.39	$18.08	$17.01	$15.42	$16.55
Net investment income[1]	0.07	0.05	0.05	0.09	0.10
Net realized and unrealized gain (loss) on investments	— [2]	2.24	3.67	2.16	(0.25)
Total from investment operations	0.07	2.29	3.72	2.25	(0.15)
Less distributions
From net investment income	(0.04)	(0.09)	(0.10)	(0.10)	(0.13)
From net realized gain	—	(3.89)	(2.55)	(0.56)	(0.85)
Total distributions	(0.04)	(3.98)	(2.65)	(0.66)	(0.98)
Net asset value, end of period	$16.42	$16.39	$18.08	$17.01	$15.42
Total return (%)[3]	0.38	12.68	22.26	14.87	(1.09)
Ratios and supplemental data
Net assets, end of period (in millions)	$99	$15	$9	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.65	0.75	0.75	0.75	4.75
Expenses including reductions	0.64	0.74	0.74	0.73	0.73
Net investment income	0.37	0.29	0.25	0.50	0.65
Portfolio turnover (%)	91 [5]	88 [6]	83	94	90

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	21

CLASS NAV SHARES Period ended	3-31-20	3-31-19	3-31-18	3-31-17	3-31-16
Per share operating performance
Net asset value, beginning of period	$16.38	$18.07	$17.00	$15.42	$16.55
Net investment income[1]	0.07	0.03	0.07	0.10	0.10
Net realized and unrealized gain (loss) on investments	— [2]	2.26	3.65	2.14	(0.25)
Total from investment operations	0.07	2.29	3.72	2.24	(0.15)
Less distributions
From net investment income	(0.04)	(0.09)	(0.10)	(0.10)	(0.13)
From net realized gain	—	(3.89)	(2.55)	(0.56)	(0.85)
Total distributions	(0.04)	(3.98)	(2.65)	(0.66)	(0.98)
Net asset value, end of period	$16.41	$16.38	$18.07	$17.00	$15.42
Total return (%)[3]	0.39	12.69	22.30	14.81	(1.09)
Ratios and supplemental data
Net assets, end of period (in millions)	$40	$— [4]	$1,410	$1,592	$1,666
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	0.74	0.73	0.73	0.74
Expenses including reductions	0.63	0.73	0.73	0.73	0.74
Net investment income	0.41	0.18	0.40	0.61	0.64
Portfolio turnover (%)	91 [5]	88 [6]	83	94	90

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Excludes in-kind transactions and merger activity.
[6]	Excludes in-kind transactions.
22	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock U.S. Quality Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,
ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	23

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of March 31, 2020, by major security category or type:
	Total value at 3-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$132,679,960	$132,679,960	—	—
Consumer discretionary	102,087,361	102,087,361	—	—
Financials	46,000,602	46,000,602	—	—
Health care	146,264,282	146,264,282	—	—
Industrials	48,716,409	48,716,409	—	—
Information technology	421,444,162	421,421,259	—	$22,903
Materials	11,048,246	11,048,246	—	—
Real estate	30,575,867	30,575,867	—	—
Short-term investments	10,166,349	10,166,349	—	—
Total investments in securities	$948,983,238	$948,960,335	—	$22,903
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
24	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of March 31, 2020, there were no securities on loan.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2020 were $4,240.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of March 31, 2020, the fund has a short-term capital loss carryforward of $3,294,396 available to offset future net realized capital gains. This carryforward does not expire.
Availability of a certain amount of the loss carryforwards, which were acquired on April 12, 2019, in a merger with John Hancock Funds II U.S. Growth Fund, may be limited in a given year.
ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	25

As of March 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended March 31, 2020 and 2019 was as follows:
	March 31, 2020	March 31, 2019
Ordinary income	$722,932	$83,257,183
Long-term capital gains	—	276,199,002
Total	$722,932	$359,456,185
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2020, the components of distributable earnings on a tax basis consisted of $665,703 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and merger related adjustments.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation. Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $500 million of the fund’s aggregate net assets; (b) 0.550% of the next $1.0 billion of the fund’s aggregate net assets; and (c) 0.530% of the fund’s aggregate net assets in excess of $1.5 billion. Effective July 1, 2019, aggregate net assets include the net assets of the fund and Manulife U.S. Diversified Growth Equity Fund, a series trust of The Manufacturers Life Insurance Company. Prior to April 12, 2019, aggregate net assets included the net assets of the fund and U.S. Growth Fund, a series of John Hancock Funds II. The advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
26	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended March 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$37,352
Class C	1,623
Class I	19,759
Class R2	71
Class	Expense reduction
Class R4	$64
Class R6	7,418
Class NAV	2,240
Total	$68,527

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2020, were equivalent to a net annual effective rate of 0.56% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2020 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $873 for Class R4 shares for the year ended March 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $427,513 for the year ended March 31, 2020. Of this amount, $69,709 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $357,804 was paid as sales commissions to broker-dealers.
ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	27

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2020, CDSCs received by the Distributor amounted to $815 and $2,892 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended March 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,265,542	$614,859
Class C	219,798	26,767
Class I	—	329,320
Class R2	4,802	120
Class R4	3,054	109
Class R6	—	12,778
Total	$1,493,196	$983,953
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$2,441,535	5	1.712%	$580
28	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT

Note 5—Fund share transactions
Transactions in fund shares for the years ended March 31, 2020 and 2019 were as follows:
	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,023,155	$53,258,748	2,190,898	$37,187,427
Issued in reorganization (Note 9)	4,540,944	75,293,391	—	—
Distributions reinvested	—	—	4,951,957	80,912,745
Repurchased	(4,242,450)	(74,258,441)	(3,373,280)	(55,260,901)
Net increase	3,321,649	$54,293,698	3,769,575	$62,839,271
Class C shares
Sold	711,141	$11,948,771	374,821	$5,572,801
Issued in reorganization (Note 9)	374,818	6,079,328	—	—
Distributions reinvested	—	—	91,024	1,459,117
Repurchased	(387,791)	(6,566,893)	(724,672)	(13,006,185)
Net increase (decrease)	698,168	$11,461,206	(258,827)	$(5,974,267)
Class I shares
Sold	13,078,856	$233,950,325	6,662,479	$101,675,911
Issued in reorganization (Note 9)	4,260,837	71,208,808	—	—
Distributions reinvested	22,425	414,859	308,435	5,047,263
Repurchased	(4,828,389)	(83,891,080)	(1,031,980)	(16,000,869)
Net increase	12,533,729	$221,682,912	5,938,934	$90,722,305
Class R2 shares
Sold	25,337	$455,795	5,407	$89,857
Distributions reinvested	—	—	10,401	171,599
Repurchased	(32,442)	(616,700)	(3,345)	(57,599)
Net increase (decrease)	(7,105)	$(160,905)	12,463	$203,857
Class R4 shares
Sold	7,348	$126,515	4,965	$89,513
Distributions reinvested	22	414	9,493	156,581
Repurchased	(4,602)	(79,440)	(5,284)	(96,119)
Net increase	2,768	$47,489	9,174	$149,975
Class R6 shares
Sold	2,190,777	$39,155,732	502,744	$7,838,421
Issued in reorganization (Note 9)	4,614,044	77,246,476	—	—
Distributions reinvested	11,697	216,751	120,357	1,983,279
Repurchased	(1,692,994)	(29,940,487)	(212,973)	(3,444,592)
Net increase	5,123,524	$86,678,472	410,128	$6,377,108
ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	29

	Year Ended 3-31-20		Year Ended 3-31-19
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	3,029,075	$52,879,370 [1]	441,456	$7,977,037
Distributions reinvested	4,835	89,547	16,148,421	267,256,374
Repurchased	(591,550)	(10,278,519)	(94,579,725)	(1,597,324,646)
Net increase (decrease)	2,442,360	$42,690,398	(77,989,848)	$(1,322,091,235)
Total net increase (decrease)	24,115,093	$416,693,270	(68,108,401)	$(1,167,772,986)

[1]	Includes in-kind subscriptions of approximately $18.4 million by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.
Affiliates of the fund owned 100% of shares of Class NAV on March 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $822,843,399 and $646,611,631, respectively, for the year ended March 31, 2020.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$57,672,225	$(57,670,757)	$(1,468)	—	$3,198	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Reorganization
On March 15, 2019, the shareholders of John Hancock Funds II U.S. Growth Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of U.S. Quality Growth Fund (the Acquiring Fund) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange
30	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT

for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or their shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the Acquired Fund and Acquiring Fund will bear a pro-rata portion of the costs that are incurred in connection with the reorganization. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 12, 2019. The following outlines the reorganization:
Acquiring Fund	Acquired Fund	Net Asset Value of the Acquired Fund	Appreciation of the Acquired Fund’s Investment	Shares Redeemed by the Acquired Fund	Shares Issued by the Acquiring Fund	Acquiring Fund Net Assets Prior to Combination	Acquiring Fund Total Net Assets After Combination
U.S. Quality Growth Fund	John Hancock Funds II U.S. Growth Fund	$229,828,003	$51,116,210	18,999,208	13,790,643	$582,981,914	$812,809,917
Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund’s Statement of operations at March 31, 2020. See Note 5 for capital shares issued in connection with the above referenced reorganization.
Assuming the acquisition had been completed on April 1, 2019, the beginning of the reporting period, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2020 are as follows:
Net investment income	$1,339,950
Net realized and unrealized gain (loss)	(17,564,058)
Increase (decrease) in net assets from operations	($16,224,108)
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock U.S. Quality Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock U.S. Quality Growth Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 13, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK U.S. QUALITY GROWTH FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK U.S. QUALITY GROWTH FUND	33

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management, LLC and John Hancock Variable Trust Advisers, LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock U.S. Quality Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Wellington Management Company, LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at an in-person meeting held on March 15-18, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•  Operation of the Fund's Redemption-In-Kind Procedures;

•  Highly Liquid Investment Minimum (HLIM) determination;

•  Compliance with the 15% limit on illiquid investments;

•  Reasonably Anticipated Trade Size (RATS) determination;

•  Security-level liquidity classifications; and

•  Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       34

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       35

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	204
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	204
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	204
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	204
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	204
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	204
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	204
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	204
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	204
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	204
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       38

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	204
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	204
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       39

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Wellington Management Company LLP

Portfolio Manager

John A. Boselli, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock U.S. Quality Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1149227	393A 3/20 5/2020

ITEM 2. CODE OF ETHICS.

As of the end of the year, March 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended March 31, 2020 and 2019. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2020	March 31, 2019
Disciplined Value Fund	$ 39,251	$ 37,595
Disciplined Value Mid Cap Fund	50,464	51,292
Global Shareholder Yield	39,827	38,144
International Growth	52,503	50,277
U.S. Quality Growth Fund	40,527	38,812
Total	$ 222,572	$ 216,120

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and merger related fees. Amounts billed to the registrant were as follows:

Fund	March 31, 2020	March 31, 2019
Disciplined Value Fund	$ 616	$ 571
Disciplined Value Mid Cap Fund	616	571
Global Shareholder Yield	616	571
International Growth	616	571
U.S. Quality Growth Fund	616	7,571
Total	$ 3,080	$ 9,855

Amounts billed to control affiliates were $116,467 and $113,000 for the fiscal years ended March 31, 2020 and 2019, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended March 31, 2020 and 2019. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2020	March 31, 2019
Disciplined Value Fund	$ 3,837	$ 3,725
Disciplined Value Mid Cap Fund	3,837	3,725
Global Shareholder Yield	3,837	3,725
International Growth	4,403	4,275
U.S. Quality Growth Fund	3,837	9,225
Total	$ 19,751	$ 24,675

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended March 31, 2020 and 2019:

Fund	March 31, 2020	March 31, 2019
Disciplined Value Fund	$ 841	$ 102
Disciplined Value Mid Cap Fund	1,202	102
Global Shareholder Yield	1,202	102
International Growth	1,952	102
U.S. Quality Growth Fund	1,952	102
Total	$ 7,149	$ 510

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended March 31, 2020, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,108,881 for the fiscal year ended March 31, 2020 and $889,301 for the fiscal year ended March 31, 2019.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:

/s/ Andrew Arnott

________________________________

Andrew Arnott

President

Date: May 12, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

________________________________

Andrew Arnott

President

Date: May 12, 2020

By:

/s/ Charles A. Rizzo

________________________________

Charles A. Rizzo

Chief Financial Officer

Date: May 12, 2020